IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

SCHWAB

TAX-FREE BOND FUNDS
February 28, 2001

Semi-Annual Report enclosed

SCHWAB SHORT/INTERMEDIATE
TAX-FREE BOND FUND

SCHWAB LONG-TERM
TAX-FREE BOND FUND

SCHWAB CALIFORNIA SHORT/INTERMEDIATE
TAX-FREE BOND FUND

SCHWAB CALIFORNIA LONG-TERM
TAX-FREE BOND FUND
                                                            [CHARLESSCHWAB LOGO]

IMPORTANT NOTICE REGARDING DELIVERY OF
SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

MAILING OF YOUR SCHWABFUNDS(R) SHAREHOLDER DOCUMENTS MAY BE HOUSEHOLDED INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE.

ADDITIONAL COPIES OF SHAREHOLDER DOCUMENTS

All SchwabFunds prospectuses and shareholder reports are available free of charge and may be requested at any time by calling Schwab as indicated below. SchwabFunds prospectuses are also available on our Web site at WWW.SCHWAB.COM/SCHWABFUNDS.

If you would prefer that your SchwabFunds mailings not be householded, please contact:

SCHWAB SIGNATURE SERVICES CLIENTS

Schwab Signature Services.

INVESTMENT MANAGER CLIENTS

Schwab at 1-800-515-2157, or your investment manager.

ALL OTHER CLIENTS

Schwab at 1-800-435-4000.

Your instructions that householding not apply to your accounts holding SchwabFunds will be effective within 30 days of receipt by Schwab.

SCHWAB

TAX-FREE BOND FUNDS


[GRAPHIC OF MAN AND WOMAN]

February 28, 2001

SEMI-ANNUAL REPORT

SCHWAB SHORT/INTERMEDIATE
TAX-FREE BOND FUND

SCHWAB LONG-TERM
TAX-FREE BOND FUND

SCHWAB CALIFORNIA SHORT/INTERMEDIATE
TAX-FREE BOND FUND

SCHWAB CALIFORNIA LONG-TERM
TAX-FREE BOND FUND

                                                            [CHARLESSCHWAB LOGO]

[PHOTO OF CHARLES SCHWAB]


Dear Shareholder,

During the last few years, the benefits of investing have been readily apparent, while the risks have been somewhat less obvious. In recent months, however, investors have been subject to larger swings in the market.

Given this divergent environment, the message is clear: Expect volatility, maintain a long-term view and ensure your investment strategy is appropriate for your risk tolerance and time horizon. One way to lessen the impact of volatility on your portfolio is to adequately diversify your investments, both within and across asset sectors, namely stocks, bonds and cash equivalents.

By investing in SchwabFunds(R), you've already taken an important step in building a portfolio that can help you meet your future goals. Thank you for your investment in SchwabFunds.

Sincerely,


/s/ CHARLES SCHWAB
    -------------------------------

Charles Schwab
February 28, 2001


SCHWAB
TAX-FREE BOND FUNDS


SEMI-ANNUAL REPORT
September 1, 2000 - February 28, 2001

1        Market Overview

5        Schwab Short/Intermediate Tax-Free Bond Fund

         Lower interest rates helped to push up prices of most fixed income securities.

19       Schwab Long-Term Tax-Free Bond Fund

         Increased investor demand for bonds gave a boost to the fund's portfolio.

32       Schwab California Short/Intermediate Tax-Free Bond Fund

         An increase in demand for muni bond funds coincided with a decline in supply.

45       Schwab California Long-Term Tax-Free Bond Fund

         The fund maintained its focus on high-quality muni bond funds.

58       Financial Notes


61       HOW TO READ THIS REPORT

         An illustrated guide to the financials, along with a glossary.

MARKET OVERVIEW

LONGEST GROWTH PERIOD IN U.S. HISTORY

[GRAPHIC CONSTRUCTION WORKER]

The year 2000 marked the tenth year of continuing U.S. economic expansion -- the longest period of continuous growth in U.S. history. The main forces behind the expansion have been high levels of consumer spending -- fueled by increases in personal income, personal wealth and consumer confidence -- as well as a healthy housing sector and strong investment in capital improvements by businesses. However, as the year ended, it appeared that the current ten-year cycle may have run its course.

In an effort to slow the economy while reducing inflationary pressures, the Federal Reserve Bank (the Fed) raised short-term interest rates from 5.5% to 6.5% in three separate actions during the first six months of 2000. These rate hikes proved to be effective as third quarter (Q3) Gross Domestic Product (GDP) fell to 2.2%, its lowest level since Q3 1996, and well below the 5.6% rate of Q2 2000. Consumer and business spending, the main drivers of the expansion, decreased significantly later in the year and caused the economy to slow even further as reflected in the Q4 2000 GDP release of 1.0%, its lowest level since 1995. Concerned about this sudden slowdown in the economy, the Fed reduced interest rates a total of 1.0% during January 2001, leaving the Federal Funds rate at 5.5%. Consensus forecasts by leading economists anticipate potential for further declines in Q1 2001, with GDP growth estimated at below 1.0%.


ASSET CLASS PERFORMANCE COMPARISON % RETURNS DURING THE REPORTING PERIOD

This graph compares the performance of various asset classes during the reporting period.

                [ASSET CLASS PERFORMANCE COMPARISON LINE GRAPH]

            Lehman Brothers
            U.S. Aggregate     MSCI-EAFE(R)   Russell 2000(R)      S&P 500(R)     Three-Month
               Bond Index       Index         Small-Cap Index       Index         Treasury Bills
               ----------       -----         ---------------       -----         --------------
   9/1/00          0.24          2.25            0.77                   0.2           0.03
   9/8/00          0.15         -1.93           -0.49                 -1.53           0.13
  9/15/00         -0.02         -4.17           -1.22                 -3.42           0.25
  9/22/00          0.21         -5.57           -3.44                 -4.55           0.37
  9/29/00          0.63         -4.96           -2.87                 -5.29           0.48
  10/6/00           0.6          -5.3           -8.51                 -7.11           0.61
 10/13/00          0.96         -8.63          -10.43                  -9.4           0.73
 10/20/00           1.5         -8.71            -9.1                 -7.88           0.84
 10/27/00          1.38         -7.31           -10.5                 -9.02           0.94
  11/3/00          1.18         -4.39           -5.27                 -5.85           1.01
 11/10/00          1.39         -6.46           -10.1                 -9.86           1.19
 11/17/00          1.83         -7.88           -9.73                 -9.74           1.32
 11/24/00          2.14        -10.41          -11.72                -11.46           1.45
  12/1/00           2.7         -8.88          -14.46                -13.08           1.58
  12/8/00          3.66         -7.77          -10.27                 -9.47            1.7
 12/15/00          4.44         -8.73          -14.13                -13.28           1.83
 12/22/00          5.12         -9.77          -13.19                -13.69           2.11
 12/29/00          4.86         -7.05           -9.28                -12.67           2.11
   1/5/01          6.29         -6.87          -13.09                -14.12           2.32
  1/12/01          5.23         -8.49           -8.79                -12.78           2.38
  1/19/01          5.86         -7.76           -8.34                -11.19           2.48
  1/26/01          5.78         -8.33           -6.34                -10.38            2.6
   2/2/01          6.56         -8.12           -6.28                -10.67           2.71
   2/9/01          6.67        -10.87           -7.03                -12.97            2.8
  2/16/01          6.39        -12.24           -4.77                -13.85           2.89
  2/23/01          6.56        -15.18          -10.63                -17.54           3.01
  2/28/01           7.5        -14.41          -11.18                -17.84           3.11

These figures assume dividends and distributions were reinvested. Index figures don't include trading and management costs, which would lower performance. Indices are unmanaged and you can't invest in them directly. Past performance isn't an indication of future results.

Data source: Charles Schwab & Co., Inc. (Schwab).

MARKET OVERVIEW Continued

--------------------------------------------------------------------------------
Job growth continues to outstrip population growth. Today, a higher percentage of the population has a job than at any time since WWII.
--------------------------------------------------------------------------------
                                             Source: Bureau of Labor Statistics.

UNEMPLOYMENT REMAINS LOW

After trending downward for years, unemployment continued to fall during 2000. It even fell below the 4% mark, the lowest level in three decades (a level once considered improbable without high inflation). As the economy's pace of growth slowed later in the year, unemployment began trending up slightly and as of February 28, 2001, reached 4.2%. Although the unemployment rate remains low by historical standards, there have been some indications of a weakening labor market. The manufacturing sector shed over 250,000 jobs during the last three months of the reporting period while average hours worked in that sector have been declining over the last five months. In addition, reports detailing job cuts have been prevalent, particularly in the technology sector. However, demand for workers in the service sector has helped to offset job losses in the manufacturing and technology sectors. Consensus forecasts anticipate that unemployment may continue to rise during the first half of 2001 as the pace of growth moderates.

As the economy has slowed, headline rates of inflation were pushed up by steep increases in the prices of energy, tobacco and medical costs. While these increases are worrisome it seems unlikely that they will reignite concerns over inflation given the current state of the U.S. economy. The Fed continues to point out the recent gains in productivity and feels the trend is likely to continue.

ECONOMIC FACTORS AND THEIR EFFECTS ON THESE FUNDS.
--------------------------------------------------------------------------------

The following charts show recent figures for common measures of the state of the U.S. economy and the interest rate environment.

While the relationship of each of these factors to the performance of the funds is complex, the captions over each chart and the discussion above include analysis of how we believe these factors may have influenced market behavior during the report period.

REAL GDP GROWTH

Annualized growth rate for each quarter shown.

The U.S. economy has grown steadily for the past ten years but slowed dramatically in the 4th quarter of 2000. Real GDP grew just 1.0% during that quarter, significantly less than other quarters during 1999 and 2000.

                          [REAL GDP GROWTH BAR CHART]

Q1 1991                      -1.7
Q2 1991                       2.6
Q3 1991                       1.3
Q4 1991                       2.5
Q1 1992                       3.8
Q2 1992                       3.8
Q3 1992                       3.1
Q4 1992                       5.4
Q1 1993                       0.1
Q2 1993                       2.5
Q3 1993                       1.8
Q4 1993                       6.2
Q1 1994                       3.4
Q2 1994                       5.7
Q3 1994                       2.2
Q4 1994                         5
Q1 1995                       1.5
Q2 1995                       0.8
Q3 1995                       3.1
Q4 1995                       3.2
Q1 1996                       2.9
Q2 1996                       6.8
Q3 1996                         2
Q4 1996                       4.6
Q1 1997                       4.4
Q2 1997                       5.9
Q3 1997                       4.2
Q4 1997                       2.8
Q1 1998                       6.5
Q2 1998                       2.9
Q3 1998                       3.4
Q4 1998                       5.6
Q1 1999                       3.5
Q2 1999                       2.5
Q3 1999                       5.7
Q4 1999                       8.3
Q1 2000                       4.8
Q2 2000                       5.6
Q3 2000                       2.2
Q4 2000                       1.1
Q1 2001                         0

Gross domestic product (GDP), a broad measure of the goods and services produced in the United States during a given time period, is a prime indicator of the health of the country's economy. Typically, investors see increases in GDP as a positive since it indicates stronger demand, production and corporate earnings. The figures shown here are adjusted for inflation.

Source: Bloomberg L.P.

STOCKS STUMBLE; MOST BONDS POST HEALTHY RETURNS

Most sectors of the stock market peaked early in 2000 and then began a steady decline that continued through the end of the reporting period. The initial decline occurred after the Fed raised short-term interest rates, increasing pressure on stocks. As evidence of a slowing economy emerged later in the year, many companies issued earnings warnings, sparking fears over equity valuations and leading to further declines. Price declines were particularly steep in technology issues as investors turned their attention to more conservative investments. By the end of the reporting period, the NASDAQ composite index had fallen to 2,151.83 -- a decline of 57% from its peak of 5,048.62 in March 2000.

A major factor for bonds throughout the year was the U.S. Treasury's decision to use some of the budget surplus to buy back its own bonds. This action resulted in an inverted yield curve, a situation in which short-term bonds actually pay higher yields than long-term bonds. The performance of bonds was further enhanced as investor demand for fixed income securities increased, boosting prices for most bonds. During the reporting period, the Lehman Brothers U.S. Aggregate Bond Index gained 7.50% while the Lehman General Muni Bond Index was up 5.19%.

--------------------------------------------------------------------------------
The U.S. Treasury's plan to buy back $30 billion of its long-term bonds substantially pushed up prices for all long-term debt securities.
--------------------------------------------------------------------------------

U.S. UNEMPLOYMENT RATE
Adjusted for seasonal variations

Unemployment hit a three-decade low of 3.9% in September 2000. Although it closed the reporting period slightly higher at 4.2%, it remains very low by historical standards.

                      [U.S. UNEMPLOYMENT RATE LINE CHART]

           3/1/91             6.8
           4/1/91             6.7
           5/1/91             6.9
           6/1/91             6.9
           7/1/91             6.8
           8/1/91             6.9
           9/1/91             6.9
          10/1/91               7
          11/1/91               7
          12/1/91             7.3
           1/1/92             7.3
           2/1/92             7.4
           3/1/92             7.4
           4/1/92             7.4
           5/1/92             7.6
           6/1/92             7.8
           7/1/92             7.7
           8/1/92             7.6
           9/1/92             7.6
          10/1/92             7.3
          11/1/92             7.4
          12/1/92             7.4
           1/1/93             7.3
           2/1/93             7.1
           3/1/93               7
           4/1/93             7.1
           5/1/93             7.1
           6/1/93               7
           7/1/93             6.9
           8/1/93             6.8
           9/1/93             6.7
          10/1/93             6.8
          11/1/93             6.6
          12/1/93             6.5
           1/1/94             6.8
           2/1/94             6.6
           3/1/94             6.5
           4/1/94             6.4
           5/1/94             6.1
           6/1/94             6.1
           7/1/94             6.3
           8/1/94               6
           9/1/94             5.8
          10/1/94             5.8
          11/1/94             5.6
          12/1/94             5.5
           1/1/95             5.6
           2/1/95             5.4
           3/1/95             5.3
           4/1/95             5.8
           5/1/95             5.8
           6/1/95             5.6
           7/1/95             5.6
           8/1/95             5.7
           9/1/95             5.6
          10/1/95             5.5
          11/1/95             5.7
          12/1/95             5.6
           1/1/96             5.6
           2/1/96             5.5
           3/1/96             5.6
           4/1/96             5.5
           5/1/96             5.6
           6/1/96             5.3
           7/1/96             5.5
           8/1/96             5.1
           9/1/96             5.2
          10/1/96             5.2
          11/1/96             5.3
          12/1/96             5.4
           1/1/97             5.3
           2/1/97             5.3
           3/1/97             5.1
           4/1/97               5
           5/1/97             4.7
           6/1/97               5
           7/1/97             4.7
           8/1/97             4.9
           9/1/97             4.7
          10/1/97             4.7
          11/1/97             4.6
          12/1/97             4.7
           1/1/98             4.5
           2/1/98             4.6
           3/1/98             4.6
           4/1/98             4.3
           5/1/98             4.3
           6/1/98             4.5
           7/1/98             4.5
           8/1/98             4.5
           9/1/98             4.5
          10/1/98             4.5
          11/1/98             4.4
          12/1/98             4.3
           1/1/99             4.3
           2/1/99             4.4
           3/1/99             4.2
           4/1/99             4.3
           5/1/99             4.2
           6/1/99             4.3
           7/1/99             4.3
           8/1/99             4.2
           9/1/99             4.2
          10/1/99             4.1
          11/1/99             4.1
          12/1/99             4.1
           1/1/00               4
           2/1/00             4.1
           3/1/00             4.1
           4/1/00             3.9
           5/1/00             4.1
           6/1/00               4
           7/1/00               4
           8/1/00             4.1
           9/1/00             3.9
          10/1/00             3.9
          11/1/00               4
          12/1/00               4
           1/1/01             4.2
           2/1/01             4.2

This chart measures the portion of the U.S. labor force that is unemployed and is either seeking a job or waiting to return to one. Low unemployment often accompanies prosperity and is generally a positive factor for investors, although very low unemployment may boost inflation as employers increase pay to compete for workers. Rising unemployment may mean a softening economy.

Source: Bloomberg L.P.



MEASURES OF INFLATION

Annualized figures for the Consumer Price Index (monthly) and Employment Cost Index (quarterly)

CPI was up 3.5% for the 12 months ended February 28, 2001 (2.7% if food and energy are excluded). ECI rose 4.1% for the 12 months ended December 31, 2000.


                       [MEASURES OF INFLATION LINE CHART]

           3/1/91            4.9           4.6
           4/1/91            4.9           4.6
           5/1/91              5           4.6
           6/1/91            4.7          4.55
           7/1/91            4.4          4.55
           8/1/91            3.8          4.55
           9/1/91            3.4           4.3
          10/1/91            2.9           4.3
          11/1/91              3           4.3
          12/1/91            3.1          4.28
           1/1/92            2.6          4.28
           2/1/92            2.8          4.28
           3/1/92            3.2          4.03
           4/1/92            3.2          4.03
           5/1/92              3          4.03
           6/1/92            3.1          3.63
           7/1/92            3.2          3.63
           8/1/92            3.1          3.63
           9/1/92              3           3.5
          10/1/92            3.2           3.5
          11/1/92              3           3.5
          12/1/92            2.9          3.48
           1/1/93            3.3          3.48
           2/1/93            3.2          3.48
           3/1/93            3.1          3.52
           4/1/93            3.2          3.52
           5/1/93            3.2          3.52
           6/1/93              3          3.59
           7/1/93            2.8          3.59
           8/1/93            2.8          3.59
           9/1/93            2.7          3.55
          10/1/93            2.8          3.55
          11/1/93            2.7          3.55
          12/1/93            2.7          3.53
           1/1/94            2.5          3.53
           2/1/94            2.5          3.53
           3/1/94            2.5          3.23
           4/1/94            2.4          3.23
           5/1/94            2.3          3.23
           6/1/94            2.5          3.21
           7/1/94            2.8          3.21
           8/1/94            2.9          3.21
           9/1/94              3          3.18
          10/1/94            2.6          3.18
          11/1/94            2.7          3.18
          12/1/94            2.7             3
           1/1/95            2.8             3
           2/1/95            2.9             3
           3/1/95            2.9          2.89
           4/1/95            3.1          2.89
           5/1/95            3.2          2.89
           6/1/95              3          2.87
           7/1/95            2.8          2.87
           8/1/95            2.6          2.87
           9/1/95            2.5          2.68
          10/1/95            2.8          2.68
          11/1/95            2.6          2.68
          12/1/95            2.5          2.75
           1/1/96            2.7          2.75
           2/1/96            2.7          2.75
           3/1/96            2.8           2.8
           4/1/96            2.9           2.8
           5/1/96            2.9           2.8
           6/1/96            2.8          2.87
           7/1/96              3          2.87
           8/1/96            2.9          2.87
           9/1/96              3          2.84
          10/1/96              3          2.84
          11/1/96            3.3          2.84
          12/1/96            3.3          2.91
           1/1/97              3          2.91
           2/1/97              3          2.91
           3/1/97            2.8          2.88
           4/1/97            2.5          2.88
           5/1/97            2.2          2.88
           6/1/97            2.3          2.79
           7/1/97            2.2          2.79
           8/1/97            2.2          2.79
           9/1/97            2.2             3
          10/1/97            2.1             3
          11/1/97            1.8             3
          12/1/97            1.7          3.29
           1/1/98            1.6          3.29
           2/1/98            1.4          3.29
           3/1/98            1.4          3.26
           4/1/98            1.4          3.26
           5/1/98            1.7          3.26
           6/1/98            1.7           3.5
           7/1/98            1.7           3.5
           8/1/98            1.6           3.5
           9/1/98            1.5           3.7
          10/1/98            1.5           3.7
          11/1/98            1.5           3.7
          12/1/98            1.6           3.4
           1/1/99            1.7           3.4
           2/1/99            1.6           3.4
           3/1/99            1.7             3
           4/1/99            2.3             3
           5/1/99            2.1             3
           6/1/99              2           3.2
           7/1/99            2.1           3.2
           8/1/99            2.3           3.2
           9/1/99            2.6           3.1
          10/1/99            2.6           3.1
          11/1/99            2.6           3.1
          12/1/99            2.7           3.4
           1/1/00            2.7           3.4
           2/1/00            3.2           3.4
           3/1/00            3.7           4.3
           4/1/00              3           4.3
           5/1/00            3.1           4.3
           6/1/00            3.7           4.4
           7/1/00            3.7           4.4
           8/1/00            3.4           4.4
           9/1/00            3.5           4.3
          10/1/00            3.4           4.3
          11/1/00            3.4           4.3
          12/1/00            3.4           4.1
           1/1/01            3.7           4.1

The Consumer Price Index (CPI) tracks changes in the cost of goods and services and is the most common measure of inflation. The Employment Cost Index (ECI) measures the cost of employing workers, including benefits costs. Financial markets are very sensitive to increases in inflation because of the potentially negative impact on corporate earnings, investors and consumers.

Source: Bloomberg L.P.

MARKET OVERVIEW Continued

LOOKING AHEAD: SLOWER GROWTH RATES PROJECTED

Recent evidence indicates that the economy has indeed slowed. While there has been talk of a possible recession in the press, the consensus among most economists is that the U.S. economy will continue to soften during the first half of the year as consumers and businesses react to the recent turmoil in the financial markets. However, they continue to believe that the economy appears poised for continued growth, albeit at much lower rates than those of the past few years. The slowdown has provided momentum for passage of President Bush's proposed tax-cut package which will be heavily debated in Congress during the first half of the year. It is anticipated that a combination of further reductions in short-term rates and an income tax cut could help provide the necessary stimulus to avoid an economic downturn, while setting the stage for continued growth in the second half of the year.

YIELDS OF MUNICIPAL SECURITIES

Effective yields of five-year and 30-year municipal bonds

Flush with cash, municipalities issued less debt. This reduced the supply of munis at a time demand was growing, driving muni prices higher and yields slightly lower during the reporting period.

                  [YIELDS OF MUNICIPAL SECURITIES LINE CHART]

           3/1/91(1)          7.42              5.85
           3/8/91             7.38              5.83
          3/15/91             7.39              5.87
          3/22/91             7.43              5.85
          3/29/91              7.4              5.85
           4/5/91             7.32              5.83
          4/12/91             7.29              5.83
          4/19/91              7.3               5.8
          4/26/91             7.32              5.72
           5/3/91             7.26              5.65
          5/10/91             7.26              5.54
          5/17/91             7.27              5.58
          5/24/91             7.27              5.61
          5/31/91             7.25              5.58
           6/7/91             7.37              5.67
          6/14/91             7.43              5.77
          6/21/91             7.36              6.04
          6/28/91             7.32              5.88
           7/5/91             7.28              5.89
          7/12/91             7.23              5.83
          7/19/91             7.21               5.8
          7/26/91             7.16              5.75
           8/2/91             7.11              5.72
           8/9/91             7.08              5.71
          8/16/91             7.01              5.71
          8/23/91             7.02              5.61
          8/30/91                7              5.57
           9/6/91                7              5.57
          9/13/91             6.95              5.46
          9/20/91             6.92              5.44
          9/27/91              6.9              5.47
          10/4/91             6.86              5.36
         10/11/91             6.87              5.33
         10/18/91             6.86              5.35
         10/25/91              6.9              5.37
          11/1/91             6.82              5.29
          11/8/91             6.82              5.37
         11/15/91             6.82              5.36
         11/22/91             6.94              5.35
         11/29/91             6.96              5.38
          12/6/91             6.94              5.37
         12/13/91             6.89               5.2
         12/20/91             6.76              5.15
         12/27/91              6.7                 5
           1/3/92              6.7              4.98
          1/10/92             6.63              4.95
          1/17/92             6.68              4.94
          1/24/92             6.71              4.93
          1/31/92             6.77              4.94
           2/7/92             6.82              4.97
          2/14/92             6.88              5.09
          2/21/92             6.92              5.12
          2/28/92             6.85              5.04
           3/6/92             6.87              5.15
          3/13/92             6.91              5.23
          3/20/92             6.91              5.45
          3/27/92             6.89              5.45
           4/3/92             6.82              5.37
          4/10/92             6.76               5.3
          4/17/92             6.72               5.2
          4/24/92             6.81              5.33
           5/1/92             6.81              5.33
           5/8/92             6.73              5.25
          5/15/92             6.67              5.14
          5/22/92             6.64               5.1
          5/29/92             6.68               5.1
           6/5/92             6.67              5.11
          6/12/92             6.64              5.05
          6/19/92             6.58              4.98
          6/26/92             6.53              4.99
           7/3/92             6.41              4.86
          7/10/92             6.28              4.65
          7/17/92             6.26              4.64
          7/24/92             6.13              4.55
          7/31/92             6.11               4.4
           8/7/92             6.18              4.48
          8/14/92              6.2              4.48
          8/21/92             6.42              4.57
          8/28/92              6.5              4.62
           9/4/92             6.34              4.65
          9/11/92             6.32              4.59
          9/18/92             6.49              4.66
          9/25/92             6.57              4.67
          10/2/92             6.52               4.7
          10/9/92             6.61               4.6
         10/16/92             6.63              4.62
         10/23/92             6.89              4.75
         10/30/92             6.98              4.81
          11/6/92             6.71              4.69
         11/13/92             6.58              4.59
         11/20/92             6.47              4.55
         11/27/92             6.47              4.54
          12/4/92             6.47              4.57
         12/11/92             6.41              4.55
         12/18/92             6.49              4.67
         12/25/92             6.45              4.63
           1/1/93             6.47              4.63
           1/8/93              6.4              4.63
          1/15/93             6.38              4.57
          1/22/93             6.34              4.65
          1/29/93             6.23              4.59
           2/5/93             6.18               4.5
          2/12/93             6.02              4.39
          2/19/93              5.9              4.29
          2/26/93             5.79               4.1
           3/5/93             5.91              3.97
          3/12/93             5.95              4.07
          3/19/93             6.07              4.17
          3/26/93             6.17              4.36
           4/2/93             6.06              4.45
           4/9/93             5.93              4.37
          4/16/93             5.97              4.28
          4/23/93             6.03              4.28
          4/30/93             5.91              4.31
           5/7/93             5.93              4.28
          5/14/93             6.04              4.27
          5/21/93             5.99              4.34
          5/28/93             5.99              4.35
           6/4/93             5.95              4.35
          6/11/93             5.89               4.3
          6/18/93             5.81              4.25
          6/25/93             5.77              4.19
           7/2/93             5.75              4.14
           7/9/93             5.71              4.14
          7/16/93             5.91              4.09
          7/23/93             5.87              4.17
          7/30/93             5.84              4.23
           8/6/93             5.68              4.22
          8/13/93             5.64              4.09
          8/20/93             5.63              4.08
          8/27/93             5.53              4.04
           9/3/93             5.43              3.96
          9/10/93             5.49              3.86
          9/17/93              5.5              3.82
          9/24/93             5.51              3.83
          10/1/93             5.44              3.82
          10/8/93             5.33               3.8
         10/15/93             5.45              3.75
         10/22/93             5.59              3.78
         10/29/93             5.91              3.85
          11/5/93             5.83                 4
         11/12/93             5.92                 4
         11/19/93             5.91              4.07
         11/26/93             5.85              4.08
          12/3/93             5.61              4.08
         12/10/93             5.69              3.95
         12/17/93              5.6              3.96
         12/24/93              5.6              3.94
         12/31/93             5.61              3.96
           1/7/94             5.64              3.91
          1/14/94             5.62              3.94
          1/21/94             5.51              3.93
          1/28/94             5.57              3.84
           2/4/94             5.67               3.9
          2/11/94              5.8              3.95
          2/18/94             6.09              4.04
          2/25/94             6.46              4.13
           3/4/94             6.56               4.4
          3/11/94             6.44              4.51
          3/18/94             6.56              4.65
          3/25/94             7.04              4.71
           4/1/94              7.1              4.86
           4/8/94             7.05              5.08
          4/15/94             6.91              4.94
          4/22/94             7.02              4.95
          4/29/94             7.14              4.94
           5/6/94             7.19                 5
          5/13/94             6.83              5.04
          5/20/94             6.87               4.9
          5/27/94             6.61              4.87
           6/3/94             6.42              4.78
          6/10/94              6.6               4.6
          6/17/94             6.81              4.71
          6/24/94             6.87              4.92
           7/1/94             6.89              4.96
           7/8/94             6.76              4.98
          7/15/94             6.69              4.91
          7/22/94             6.62              4.86
          7/29/94             6.64              4.81
           8/5/94             6.74              4.83
          8/12/94             6.65              4.87
          8/19/94             6.63              4.87
          8/26/94             6.54              4.86
           9/2/94             6.74              4.81
           9/9/94             6.83              4.89
          9/16/94             6.86              4.96
          9/23/94             6.93              5.02
          9/30/94             7.13              5.04
          10/7/94             6.97              5.11
         10/14/94             7.12              5.01
         10/21/94             7.33               5.1
         10/28/94             7.72              5.21
          11/4/94             7.94              5.45
         11/11/94             8.02              5.59
         11/18/94              7.9              5.69
         11/25/94             7.43              5.68
          12/2/94              7.5              5.37
          12/9/94             7.39              5.53
         12/16/94             7.32              5.47
         12/23/94             7.28              5.43
         12/30/94             7.23              5.42
           1/6/95             7.08              5.42
          1/13/95             7.02              5.34
          1/20/95             6.96              5.37
          1/27/95             6.67              5.29
           2/3/95             6.62              5.13
          2/10/95             6.58              5.25
          2/17/95              6.5              5.23
          2/24/95             6.48              5.16
           3/3/95             6.51              5.12
          3/10/95             6.32               5.1
          3/17/95             6.36              4.92
          3/24/95              6.4              4.94
          3/31/95              6.3              4.93
           4/7/95             6.25              4.85
          4/14/95             6.22              4.81
          4/21/95             6.43              4.79
          4/28/95             6.32              4.93
           5/5/95             6.21              4.87
          5/12/95             6.16              4.79
          5/19/95              6.1              4.73
          5/26/95             5.92              4.63
           6/2/95             6.04              4.46
           6/9/95             6.27              4.47
          6/16/95             6.12               4.7
          6/23/95             6.37              4.53
          6/30/95             6.18              4.67
           7/7/95             6.15              4.55
          7/14/95             6.41              4.46
          7/21/95             6.38              4.56
          7/28/95             6.49              4.52
           8/4/95              6.6              4.57
          8/11/95             6.62              4.58
          8/18/95             6.46              4.58
          8/25/95             6.23              4.51
           9/1/95             6.17              4.39
           9/8/95             6.12              4.33
          9/15/95              6.3              4.23
          9/22/95             6.23               4.4
          9/29/95             6.15               4.4
          10/6/95             5.97              4.34
         10/13/95             5.99              4.25
         10/20/95             6.04              4.29
         10/27/95             5.92              4.37
          11/3/95             5.96               4.3
         11/10/95             5.88              4.35
         11/17/95             5.88               4.3
         11/24/95             5.72              4.31
          12/1/95             5.61              4.23
          12/8/95             5.74              4.18
         12/15/95             5.77              4.28
         12/22/95             5.65              4.32
         12/29/95             5.69              4.24
           1/5/96             5.81               4.3
          1/12/96             5.68              4.35
          1/19/96              5.8              4.26
          1/26/96             5.73               4.3
           2/2/96             5.63              4.18
           2/9/96             5.68              4.08
          2/16/96             5.84              4.04
          2/23/96             5.94              4.14
           3/1/96             6.32              4.16
           3/8/96             6.62              4.42
          3/15/96             6.42              4.61
          3/22/96             6.44              4.48
          3/29/96             6.57              4.48
           4/5/96              6.6              4.61
          4/12/96             6.47              4.58
          4/19/96             6.41              4.57
          4/26/96             6.68              4.52
           5/3/96             6.56              4.72
          5/10/96             6.27              4.66
          5/17/96             6.23              4.65
          5/24/96             6.45              4.61
          5/31/96             6.62              4.74
           6/7/96             6.55              4.89
          6/14/96             6.43              4.84
          6/21/96             6.26              4.81
          6/28/96             6.51              4.71
           7/5/96             6.34              4.88
          7/12/96             6.21              4.78
          7/19/96              6.2               4.7
          7/26/96             5.97              4.69
           8/2/96             5.88               4.5
           8/9/96             5.94              4.43
          8/16/96             6.05              4.47
          8/23/96             6.21              4.57
          8/30/96             6.22              4.67
           9/6/96             6.24              4.58
          9/13/96             6.03              4.48
          9/20/96             6.09              4.54
          9/27/96             5.97              4.45
          10/4/96             5.85               4.4
         10/11/96             6.01              4.48
         10/18/96             5.99              4.49
         10/25/96             6.06              4.48
          11/1/96             5.95              4.41
          11/8/96             5.92              4.35
         11/15/96             5.88               4.3
         11/22/96             5.82              4.25
         11/29/96             5.73              4.18
          12/6/96             5.86              4.26
         12/13/96             5.89              4.28
         12/20/96              5.9              4.28
         12/27/96             5.84              4.24
           1/3/97             5.93               4.3
          1/10/97             6.07              4.41
          1/17/97             6.04              4.43
          1/24/97              6.1              4.44
          1/31/97             6.02              4.41
           2/7/97             5.92              4.35
          2/14/97             5.76              4.23
          2/21/97             5.82              4.29
          2/28/97             5.96              4.34
           3/7/97                6              4.37
          3/14/97             6.07               4.4
          3/21/97             6.12              4.47
          3/28/97             6.22              4.58
           4/4/97             6.29              4.66
          4/11/97             6.33              4.64
          4/18/97             6.26              4.66
          4/25/97              6.3              4.75
           5/2/97             6.07              4.67
           5/9/97             6.01              4.64
          5/16/97             5.91               4.6
          5/23/97             5.91              4.61
          5/30/97             5.88               4.6
           6/6/97             5.78              4.53
          6/13/97             5.65              4.37
          6/20/97             5.62              4.35
          6/27/97             5.76              4.36
           7/4/97             5.69              4.32
          7/11/97              5.6              4.26
          7/18/97             5.53               4.2
          7/25/97             5.47              4.14
           8/1/97             5.51              4.18
           8/8/97             5.69              4.26
          8/15/97             5.69              4.28
          8/22/97             5.75              4.33
          8/29/97             5.73              4.34
           9/5/97             5.71               4.3
          9/12/97             5.68              4.27
          9/19/97             5.52              4.19
          9/26/97             5.59              4.19
          10/3/97             5.59              4.17
         10/10/97             5.75              4.25
         10/17/97              5.8              4.29
         10/24/97             5.69              4.24
         10/31/97             5.59              4.16
          11/7/97             5.63              4.17
         11/14/97              5.6              4.16
         11/21/97             5.53              4.15
         11/28/97              5.5              4.17
          12/5/97             5.45              4.11
         12/12/97             5.35              4.08
         12/19/97             5.31              4.05
         12/26/97             5.32              4.05
           1/2/98             5.31              4.03
           1/9/98             5.16              3.99
          1/16/98             5.16              3.95
          1/23/98             5.36              4.05
          1/30/98              5.3              4.04
           2/6/98              5.4              4.05
          2/13/98             5.34              4.01
          2/20/98             5.33              4.01
          2/27/98             5.44              4.03
           3/6/98             5.53              4.11
          3/13/98             5.45               4.1
          3/20/98             5.37              4.05
          3/27/98             5.45              4.08
           4/3/98             5.43              4.04
          4/10/98             5.46              4.07
          4/17/98             5.48              4.08
          4/24/98              5.6              4.19
           5/1/98             5.63              4.23
           5/8/98             5.58              4.21
          5/15/98             5.47              4.19
          5/22/98             5.41              4.15
          5/29/98             5.34              4.09
           6/5/98             5.33              4.08
          6/12/98             5.26              4.04
          6/19/98             5.35               4.1
          6/26/98             5.36              4.08
           7/3/98             5.34              4.09
          7/10/98             5.33              4.09
          7/17/98             5.42              4.15
          7/24/98             5.39              4.08
          7/31/98             5.41              4.07
           8/7/98             5.35              4.07
          8/14/98             5.32              4.01
          8/21/98             5.27              3.96
          8/28/98             5.21              3.92
           9/4/98             5.25              3.89
          9/11/98             5.22              3.87
          9/18/98             5.18              3.81
          9/25/98             5.16              3.79
          10/2/98             5.01               3.7
          10/9/98             5.27              3.71
         10/16/98              5.2              3.67
         10/23/98             5.36              3.73
         10/30/98             5.34               3.7
          11/6/98             5.44              3.78
         11/13/98             5.36              3.77
         11/20/98             5.29              3.74
         11/27/98             5.28              3.74
          12/4/98             5.26              3.73
         12/11/98             5.24              3.73
         12/18/98             5.29              3.74
         12/25/98             5.42              3.79
           1/1/99             5.34              3.77
           1/8/99             5.41              3.83
          1/15/99             5.36              3.76
          1/22/99             5.29              3.71
          1/29/99             5.21              3.63
           2/5/99             5.32              3.66
          2/12/99             5.32              3.64
          2/19/99             5.29              3.65
          2/26/99             5.33               3.7
           3/5/99             5.44              3.73
          3/12/99             5.39              3.82
          3/19/99              5.3              3.81
          3/26/99             5.34              3.84
           4/2/99             5.43              3.88
           4/9/99             5.35              3.83
          4/16/99             5.39              3.76
          4/23/99             5.43              3.78
          4/30/99             5.47               3.8
           5/7/99             5.57              3.85
          5/14/99             5.65               3.9
          5/21/99             5.59              3.89
          5/28/99             5.62                 4
           6/4/99              5.7              4.07
          6/11/99              5.9              4.25
          6/18/99             5.72               4.3
          6/25/99             5.93               4.4
           7/2/99             5.86              4.39
           7/9/99             5.85              4.35
          7/16/99             5.76              4.28
          7/23/99             5.81              4.29
          7/30/99             5.94              4.31
           8/6/99             6.06               4.4
          8/13/99              6.3              4.44
          8/20/99             6.34              4.47
          8/27/99             6.16              4.38
           9/3/99             6.16              4.35
          9/10/99             6.19              4.42
          9/17/99             6.23              4.44
          9/24/99             6.21              4.42
          10/1/99             6.29              4.49
          10/8/99             6.36              4.51
         10/15/99             6.55              4.57
         10/22/99             6.63               4.6
         10/29/99             6.53              4.62
          11/5/99             6.24              4.61
         11/12/99             6.25              4.54
         11/19/99             6.32              4.51
         11/26/99             6.37              4.53
          12/3/99             6.39              4.55
         12/10/99             6.35              4.59
         12/17/99             6.46              4.67
         12/24/99             6.53              4.72
         12/31/99             6.55              4.72
           1/7/00             6.61               4.8
          1/14/00             6.67              4.85
          1/21/00              6.7              4.89
          1/28/00             6.67              4.92
           2/4/00             6.57               4.9
          2/11/00             6.57              4.93
          2/18/00             6.49              4.95
          2/25/00             6.44              4.95
           3/3/00             6.38              5.07
          3/10/00             6.33              5.05
          3/17/00             6.26              5.03
          3/24/00             6.13                 5
          3/31/00             6.09              4.97
           4/7/00             6.01              4.93
          4/14/00             6.04              4.94
          4/21/00             6.12              4.97
          4/28/00             6.21              5.05
           5/5/00             6.55              5.17
          5/12/00             6.62              5.29
          5/19/00             6.64              5.29
          5/26/00             6.55              5.27
           6/2/00             6.36              5.14
           6/9/00             6.26              5.02
          6/16/00             6.06              4.98
          6/23/00             6.06              4.95
          6/30/00             6.02              4.95
           7/7/00             5.97               4.9
          7/14/00             5.86              4.86
          7/21/00             5.87              4.81
          7/28/00             5.86              4.77
           8/4/00             5.81              4.73
          8/11/00             5.76              4.69
          8/18/00             5.81              4.64
          8/25/00             5.73              4.55
           9/1/00             5.77              4.53
           9/8/00             5.77              4.52
          9/15/00             5.84              4.57
          9/22/00             5.92              4.61
          9/29/00             5.93              4.62
          10/6/00             5.96              4.63
         10/13/00             5.93              4.63
         10/20/00             5.82               4.6
         10/27/00              5.8              4.58
          11/3/00             5.88              4.59
         11/10/00              5.9              4.62
         11/17/00             5.89               4.6
         11/24/00             5.87              4.58
          12/1/00             5.81              4.55
          12/8/00             5.69              4.51
         12/15/00             5.52              4.43
         12/22/00             5.41              4.32
         12/29/00              5.4              4.32
           1/5/01             5.28              4.19
          1/12/01             5.21              3.97
          1/19/01             5.23              3.95
          1/26/01             5.39              3.99
           2/2/01             5.33              3.92
           2/9/01             5.32               3.9
          2/16/01             5.42              3.91
          2/23/01             5.44              3.93
          2/28/01             5.39              3.92

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth or the expectation of higher inflation can drive rates up, while opposite conditions can push rates down. Municipal bonds tend to pay lower interest rates than other types of bonds because interest from munis is free from federal income tax (and sometimes state taxes) for many investors.

Source: Bloomberg L.P.   (1) No earlier data available.


YIELD ADVANTAGE OF MUNIS OVER TREASURIES

Difference in yields for five-year bonds for the top federal and combined federal/CA tax brackets.

On an after-tax basis, short-term municipal bonds continued to outperform Treasuries during the report period for investors in the top tax bracket.

             [YIELD ADVANTAGE OF MUNIS OVER TREASURIES LINE CHART]

          3/29/91(1)            1.17                1.6
          4/30/91               1.07                1.5
          5/31/91               0.93               1.36
          6/28/91               1.12               1.56
          7/31/91               1.08               1.51
          8/30/91               1.14               1.55
          9/30/91                1.2               1.59
         10/31/91               1.27               1.65
         11/29/91               1.47               1.83
         12/31/91                1.4               1.73
          1/31/92               1.06               1.42
          2/28/92               1.08               1.44
          3/31/92               1.27               1.66
          4/30/92               1.17               1.56
          5/29/92               1.11               1.48
          6/30/92               1.13               1.48
          7/31/92               0.88               1.21
          8/31/92               1.29               1.61
          9/30/92               1.48               1.78
         10/30/92               1.25               1.59
         11/30/92               0.79               1.14
         12/31/92               1.01               1.35
          1/29/93               1.24               1.55
          2/26/93               0.95               1.25
          3/31/93               1.22               1.51
          4/30/93               1.23               1.51
          5/31/93               1.11               1.41
          6/30/93               1.09               1.38
          7/30/93               1.12               1.41
          8/31/93               1.13                1.4
          9/30/93               0.94               1.21
         10/29/93               0.92               1.19
         11/30/93               0.98               1.27
         12/31/93               0.81               1.11
          1/31/94               0.81               1.09
          2/28/94               0.78                1.1
          3/31/94                1.1               1.45
          4/29/94               0.93               1.31
          5/31/94               0.81               1.19
          6/30/94               0.76               1.15
          7/29/94               0.75               1.12
          8/31/94               0.72                1.1
          9/30/94               0.64               1.05
         10/31/94               0.71               1.13
         11/30/94               0.79               1.22
         12/30/94               0.69               1.13
          1/31/95                0.7               1.12
          2/28/95               0.85               1.24
          3/31/95               0.66               1.06
          4/28/95               0.77               1.16
          5/31/95                0.9               1.24
          6/30/95               1.07                1.4
          7/31/95               0.78               1.13
          8/31/95               0.75               1.09
          9/29/95               0.77                1.1
         10/31/95               0.82               1.15
         11/30/95               0.92               1.23
         12/29/95               0.99               1.29
          1/31/96               1.03               1.32
          2/29/96               0.73               1.05
          3/29/96                0.8               1.15
          4/30/96               0.72               1.08
          5/31/96               0.73               1.11
          6/28/96               0.81               1.17
          7/31/96               0.69               1.06
          8/30/96               0.61               0.99
          9/30/96               0.68               1.04
         10/31/96               0.84               1.18
         11/29/96               0.77                1.1
         12/31/96               0.63               0.98
          1/31/97               0.77               1.12
          2/28/97                0.6               0.96
          3/31/97               0.64               1.02
          4/30/97               0.81               1.18
          5/30/97               0.78               1.15
          6/30/97               0.66               1.02
          7/31/97               0.67                  1
          8/29/97               0.69               1.04
          9/30/97                0.7               1.04
         10/31/97               0.81               1.13
         11/28/97               0.74               1.07
         12/31/97               0.72               1.04
          1/30/98               0.87               1.17
          2/27/98               0.74               1.05
          3/31/98                0.8               1.11
          4/30/98               0.94               1.25
          5/29/98               0.85               1.16
          6/30/98                0.9               1.21
          7/31/98               0.87               1.18
          8/31/98               1.09               1.36
          9/30/98               1.33               1.57
         10/30/98               1.28               1.52
         11/30/98               1.15                1.4
         12/31/98               1.13               1.38
          1/29/99               0.96               1.22
          2/26/99               0.63               0.92
          3/31/99               0.85               1.14
          4/30/99               0.77               1.06
          5/31/99               0.75               1.06
          6/30/99               1.09               1.41
          7/30/99               0.91               1.24
          8/31/99               0.96               1.29
           1/0/00               1.07                1.4
         10/29/99               1.12               1.45
         11/30/99               0.94               1.28
         12/31/99               0.98               1.33
          1/31/00               0.96               1.34
          2/29/00               1.07               1.44
          3/31/00               1.16               1.51
          4/28/00                1.1               1.47
          5/31/00               1.29               1.66
          6/30/00               1.21               1.56
          7/31/00               1.06                1.4
          8/31/00               0.94               1.28
          9/30/00               1.09               1.42
         10/31/00               1.06               1.39
         11/30/00               1.27               1.58
         12/31/00               1.31               1.59
          1/31/01               1.08               1.35
          2/28/01               1.11               1.37


This chart shows how much more the average five-year muni yielded than the average five-year Treasury after federal (or combined California and federal) income tax. For example, if the line for the 39.6% bracket stood at 1% on a given date, it would mean that five-year munis were effectively yielding 1% more than five-year Treasuries (on an after-tax basis) for an investor in the 39.6% tax bracket.

4       Source: Bloomberg L.P.   (1) No earlier data available.

SCHWAB

SHORT/INTERMEDIATE TAX-FREE BOND FUND

                            [PHOTO OF JOANNE LARKIN]

"During the reporting period, low supply of new issues coincided with a strong demand for munis, generating a strong performance for the fund."

      Portfolio Manager
      Joanne Larkin

JOANNE LARKIN, a vice president of the investment adviser, has had overall management responsibility for the fund since its inception. Prior to joining the firm in February 1992, she worked for more than eight years in fixed income asset management and research.

                         TICKER SYMBOL         SWITX
          ---------------------------------------------------------

                                               INTEREST RATE
                                             SENSITIVITY(1)(2)

                                       LOW        MEDIUM       HIGH

          CREDIT QUALITY(1)(2)

            HIGH                       [X]         [ ]         [ ]

            MEDIUM                     [ ]         [ ]         [ ]

            LOW                        [ ]         [ ]         [ ]

Individuals in higher tax brackets who are seeking tax-free income along with the potential for lower volatility may want to consider this fund.

--------------------------------------------------------------------------------

THE FUND SEEKS HIGH CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX, CONSISTENT WITH CAPITAL PRESERVATION.(3)

MANAGER'S PERSPECTIVE

A SIGNIFICANT RALLY IN THE MUNICIPAL MARKETS LED TO STRONG PERFORMANCE FOR THE FUND DURING THE REPORTING PERIOD. The municipal markets benefited from the volatility in the equity markets as investors sought the protection offered by fixed income investments.

THE MUNICIPAL MARKET WAS AIDED BY SEVERAL FACTORS THAT LED TO STRONG RETURNS. The robust economy provided significant revenues for municipal issuers, reducing their need to issue new bonds to finance operations. At the same time, investor demand surged as the tax advantages and the stability of municipal securities became appealing relative to the volatility of the stock market. Finally, the Fed reduced interest rates in January 2001, which pushed up prices of most fixed income securities. The combination of these factors created an excellent environment for municipal investments.

THE FUND CONTINUED TO FOCUS ON HIGH QUALITY INVESTMENTS, WHICH ARE THOSE BONDS RATED IN ONE OF THE TWO HIGHEST RATING CATEGORIES. The fund was rewarded for this strategy as prices for these investments rose significantly during the period.

(1) Source: Morningstar, Inc.

(2) Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 2/28/01, which may have changed since then, and is not a precise indication of risk or performance -- past, present or future. Definitions of style box categories: Sensitivity (measured as duration): Low, up to 4.5 years; Medium, more than 4.5 years to less than seven years; High, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

(3) The income you receive from the fund may be subject to state and local income taxes. A portion of income also may be subject to the alternative minimum tax (AMT).

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND


PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS AS OF 2/28/01

This chart compares performance of the fund with the Lehman Brothers 3-Year Municipal Bond Index and the Morningstar Municipal Short Bond Fund category. As of the end of the report period, the fund's 30-day SEC yield was 3.59%1 and its taxable-equivalent yield was 5.94%.(1,2)

                    [AVERAGE ANNUAL TOTAL RETURNS BAR CHART]

                                          LEHMAN BROTHERS
                                         3-YEAR MUNICIPAL     PEER GROUP
                              FUND(1)       BOND INDEX        AVERAGE(3)
Total Return
6 Months(4)                       4             4.07            2.91
1 Year                         8.21             7.73            6.35
5 Year                         4.33             4.88            4.09
Inception: 4/21/1993           4.42             4.85             n/a

PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in the Lehman Brothers 3-Year Municipal Bond Index.

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. The index is unmanaged, and you cannot invest in it directly. The fund's share price changes, and when you sell your shares they may be worth more or less than what you paid for them. Keep in mind that past performance isn't an indication of future results.

                [PERFORMANCE OF A $10,000 INVESTMENT LINE GRAPH]

                                                  Lehman 3 Year
                               Fund                 Muni Index
               4/21/93          10000                    10000
               4/30/93           9990                   9993.4
               5/31/93          10038                  10020.3
               6/30/93        10128.7                  10084.6
               7/31/93          10151                  10089.7
               8/31/93          10283                  10183.8
               9/30/93          10344                  10228.1
              10/31/93          10366                  10250.1
              11/30/93          10326                  10236.6
              12/31/93          10462                  10344.4
               1/31/94          10567                  10427.9
               2/28/94          10412                  10330.7
               3/31/94          10218                  10206.1
               4/30/94          10280                  10266.6
               5/31/94          10323                  10314.5
               6/30/94          10312                  10317.5
               7/31/94          10407                    10403
               8/31/94          10429                  10440.3
               9/30/94          10377                  10413.9
              10/31/94          10317                  10388.9
              11/30/94          10245                  10370.5
              12/31/94          10346                    10415
               1/31/95          10445                  10501.3
               2/28/95          10563                  10612.2
               3/31/95          10655                  10707.2
               4/30/95          10691                  10743.5
               5/31/95          10881                  10907.8
               6/30/95          10884                  10934.1
               7/31/95          10987                  11049.6
               8/31/95          11079                  11136.1
               9/30/95          11115                  11167.3
              10/31/95          11175                  11220.9
              11/30/95          11255                  11292.7
              12/31/95          11305                  11340.2
               1/31/96          11383                  11428.6
               2/29/96          11364                  11430.9
               3/31/96          11313                  11403.5
               4/30/96          11306                  11417.1
               5/31/96          11312                  11427.4
               6/30/96          11371                    11496
               7/31/96          11443                  11559.2
               8/31/96          11447                  11576.6
               9/30/96          11519                  11647.2
              10/31/96          11605                  11728.7
              11/30/96          11712                  11837.8
              12/31/96          11705                  11843.7
               1/31/97          11742                  11895.8
               2/28/97          11801                  11954.1
               3/31/97          11737                  11891.9
               4/30/97          11776                  11943.1
               5/31/97          11876                  12039.8
               6/30/97          11938                  12110.8
               7/31/97          12096                    12255
               8/31/97          12065                  12230.5
               9/30/97          12141                  12318.5
              10/31/97          12194                  12372.7
              11/30/97          12222                  12408.6
              12/31/97          12310                    12493
               1/31/98          12384                  12575.4
               2/28/98          12397                  12601.8
               3/31/98          12417                    12622
               4/30/98          12386                  12604.3
               5/31/98          12502                  12721.6
               6/30/98          12543                  12764.8
               7/31/98          12574                  12810.8
               8/31/98          12689                    12935
               9/30/98          12793                  13017.8
              10/31/98          12837                  13080.3
              11/30/98          12862                  13111.7
              12/31/98          12898                  13143.2
               1/31/99          13022                  13262.8
               2/28/99          12997                  13277.3
               3/31/99          13004                  13289.3
               4/30/99          13033                  13330.5
               5/31/99          13000                  13311.8
               6/30/99          12876                    13232
               7/31/99          12946                  13296.8
               8/31/99          12925                  13312.8
               9/30/99          12967                  13363.3
              10/31/99          12922                  13364.7
              11/30/99          12991                  13423.5
              12/31/99          12964                    13402
               1/31/00          12952                  13426.1
               2/29/00          12982                  13467.7
               3/31/00          13108                  13536.4
               4/30/00          13073                  13539.1
               5/31/00          13053                  13552.7
               6/30/00          13283                  13724.8
               7/31/00          13382                    13836
               8/31/00          13507                  13941.5
               9/30/00          13512                  13945.7
              10/31/00          13586                  14023.8
              11/30/00          13643                  14079.9
              12/31/00          13831                  14237.5
               1/31/01          14006                  14452.5
               2/28/01          14047                  14508.9

(1) Fund yield and returns reflect expense reductions by the fund's investment adviser (CSIM) and transfer agent and shareholder services agent (Schwab). Without these reductions, the fund's yield and returns would have been lower.

(2) This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest federal tax bracket (39.6%). Your tax rate may be different.

(3) Source: Morningstar, Inc. As of 2/28/01, there were 105 funds in the Morningstar Municipal Short Bond Fund category that had track records of at least one year.

(4)  Not annualized.

FUND FACTS

TOP 10 HOLDINGS(1) as of 2/28/01

                                                                                          PERCENTAGE OF
       SECURITY                                                  RATE      MATURITY DATE   INVESTMENTS
(1)    WASHINGTON CONVENTION CENTER AUTHORITY
       Dedicated Tax Senior Lien Revenue                         5.00%        10/01/06        4.7%

(2)    PUERTO RICO MUNICIPAL FINANCE AGENCY
       General Obligation, Series 1999A                          5.50%        08/01/08        3.6%

(3)    NORTH CAROLINA MUNICIPAL POWER AGENCY NO. 1
       Catawaba Electric, Revenue, Series 1999A                  5.75%        01/01/09        3.6%

(4)    HOUSTON Refunding & Public Improvement
       General Obligation, Series 1999A                          5.00%        03/01/04        3.4%

(5)    NEW YORK CITY General Obligation, Series 1994H            4.75%        03/15/07        3.4%

(6)    CHARLESTON COUNTY Care Alliance Health Services
       Revenue, Series 1999A                                     4.25%        08/15/07        3.3%

(7)    PORT OF SEATTLE Revenue, Series 1996B                     5.50%        09/01/02        3.2%

(8)    MARICOPA COUNTY UNIFIED SCHOOL DISTRICT NO. 93
       Cave Creek Project, General Obligation, Series 1997A      5.00%        07/01/03        2.7%

(9)    DENVER CITY & COUNTY Colorado Convention Center Project
       Excise Tax Revenue, Series 2001A                          5.00%        09/01/11        2.6%

(10)   MARICOPA COUNTY ELEMENTARY SCHOOL DISTRICT NO. 068
       General Obligation Refunding, Series 1994A                6.80%        07/01/12        2.4%
---------------------------------------------------------------------------------------------------------
       TOTAL                                                                                 32.9%

DIVIDENDS PAID in each fiscal year


                           [DIVIDENDS PAID BAR CHART]

                                        Income Dividends per Share
                         1993 yr(2)                0.13
                         1994 yr                   0.37
                         1995 yr                    0.4
                         1996 yr                   0.41
                         1997 yr                   0.41
                         1998 yr                   0.42
                         1999 yr                    0.4
                         2000 yr                   0.41
                         2001 yr(3)                 0.2

(1) This list is not a recommendation of any security by the adviser.

(2) Period from the fund's inception on 4/21/93 through 8/31/93.

(3) For the six-month period ended 2/28/01.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

FUND FACTS Continued

COMPOSITION OF THE FUND'S PORTFOLIO as of 2/28/01

All figures are shown as a percentage of the fund's investments. Holdings may have changed since the report date.

BY SECURITY TYPE
--------------------------------------------------------------------------------

                          [BY SECURITY TYPE PIE CHART]

1. 99.8% Municipal Bonds
2.  0.2% Other Investment Companies

BY CREDIT QUALITY(1)
--------------------------------------------------------------------------------

                         [BY CREDIT QUALITY PIE CHART]

1. 62.3% AAA
2. 25.9% AA
3.  8.2% A
4.  1.1% BBB
5.  2.5% Unrated Securities

BY MATURITY
--------------------------------------------------------------------------------

                            [BY MATURITY PIE CHART]

1. 17.4% 0-6 Months
2. 21.9% 7-36 Months
3. 18.9% 37-60 Months
4. 41.8% More than 60 Months

FUND FACTS as of 2/28/01

                                                         PEER GROUP(2)
                                        FUND                AVERAGE
--------------------------------------------------------------------------------
Number of Issues                         58                   105
--------------------------------------------------------------------------------
12-Month Yield                          3.96%(2)             4.07%
--------------------------------------------------------------------------------
Weighted Average Rate                   5.20%                5.60%
--------------------------------------------------------------------------------
Weighted Average Maturity              4.2 yrs              5.4 yrs
--------------------------------------------------------------------------------
Weighted Average Duration              3.7 yrs              2.8 yrs
--------------------------------------------------------------------------------
Weighted Average Credit Quality          AAA                  AA
--------------------------------------------------------------------------------

EXPENSE RATIO as of 2/28/01

                           [EXPENSE RATIO BAR CHART]

                     FUND                      0.49%
                     PEER GROUP AVERAGE        0.89%(2)

(1) Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.

(2) Source: Morningstar, Inc. As of 2/28/01, there were 105 funds in the Morningstar Municipal Short Bond Fund category.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS


FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. Because this is a semiannual report, the figures for the current report period are unaudited.


Two other sections of this report provide context for the data in these financials. THE FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.


FINANCIAL HIGHLIGHTS


                                                     9/1/00-       9/1/99-       9/1/98-       9/1/97-       9/1/96-       9/1/95-
                                                     2/28/01       8/31/00       8/31/99       8/31/98       8/31/97       8/31/96

 PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value at beginning of period               10.08          10.05         10.26         10.16         10.04         10.12
                                                    ------------------------------------------------------------------------------
 Income from investment operations:
      Net investment income                            0.20           0.41          0.40          0.42          0.41          0.41
      Net realized and unrealized gains or losses      0.20           0.03         (0.21)         0.10          0.12          (0.08)
                                                    ------------------------------------------------------------------------------
      Total income from investment operations          0.40           0.44          0.19          0.52          0.53          0.33
 Less distributions:
      Dividends from net investment income            (0.20)         (0.41)        (0.40)        (0.42)        (0.41)        (0.41)
                                                    ------------------------------------------------------------------------------
 Net asset value at end of period                     10.28          10.08         10.05         10.26         10.16         10.04

 Total return (%)                                      4.00(1)        4.50          1.86          5.17          5.40          3.32
 RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------------------------------------

 Ratio of net operating expenses to
   average net assets                                  0.49(2)       0.49(3)          0.49          0.49          0.49          0.49
 Expense reductions reflected in above ratio           0.25(2)        0.25          0.32          0.36          0.47          0.41
 Ratio of net investment income to
   average net assets                                  3.97(2)        4.11          3.87          3.99          4.08          4.06
 Portfolio turnover rate                                   7            11             8            22            20            44
 Net assets, end of period ($ x 1,000,000)                90            76            87            68            54            54


(1) Not annualized.

(2) Annualized.

(3) Would have been 0.50% if non-routine expenses (proxy fees) had been included.


                                                  See the Financial Notes, which
                                               are integral to this information.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS


PORTFOLIO HOLDINGS
As of February 28, 2001; unaudited.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1)         Top ten holding
+           Credit-enhanced security
-           Certificate of Participation
[Triangle]  Delayed-delivery security

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the coupon rate as of the report date, and the maturity shown is the date of the next rate reset (or the demand date, for securities that have a demand date that's later than the reset date).

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

                                  [PIE CHART]

  99.8  MUNICIPAL BONDS
        Market Value: $90,155
        Cost: $89,035

  0.2%  OTHER INVESTMENT COMPANIES
        Market Value: $196
        Cost: $196
-----------------------------------
100.0%  TOTAL INVESTMENTS
        Market Value: $90,351
        Cost: $89,231


MUNICIPAL BONDS 99.8% OF INVESTMENTS

      ISSUER
      PROJECT                                                                          MATURITY     FACE VALUE        MKT. VALUE
          TYPE OF SECURITY, SERIES                                         RATE          DATE       ($ x 1,000)       ($ x 1,000)
      FIXED-RATE OBLIGATIONS 88.0%
      ---------------------------------------------------------------------------------------------------------------------------

      ALABAMA  1.1%

      BIRMINGHAM SPECIAL CARE FACILITIES HOSPITAL FINANCING AUTHORITY
      Daughters of Charity National Health System--
      St. Vincent's Hospital & Providence
          Revenue, Series 1995                                              7.00%      11/01/01          1,000              1,024

      ARIZONA  6.2%

+(10) MARICOPA COUNTY ELEMENTARY SCHOOL DISTRICT NO. 068
          General Obligation Refunding, Series 1994A                        6.80%      07/01/12          2,000              2,196

+(8)  MARICOPA COUNTY UNIFIED SCHOOL DISTRICT NO. 93
      Cave Creek Project
          General Obligation, Series 1997A                                  5.00%      07/01/03          2,325              2,396

      PHOENIX CIVIC IMPROVEMENT CORP.
      Airport Project
          Senior Lien Revenue Refunding                                     5.00%      07/01/04          1,000              1,036
                                                                                                                          --------
                                                                                                                            5,628

      CALIFORNIA  2.3%

      ALAMEDA PUBLIC FINANCING AUTHORITY
          Revenue                                                           4.95%      09/02/07          2,065              2,072




See the Financial Notes, which
are integral to this information.

      ISSUER
      PROJECT                                                                          MATURITY     FACE VALUE        MKT. VALUE
          TYPE OF SECURITY, SERIES                                         RATE          DATE       ($ x 1,000)       ($ x 1,000)
      COLORADO  5.9%
+(9)  DENVER CITY & COUNTY
      Colorado Convention Center Project
          Excise Tax Revenue, Series 2001A                                  5.00%      09/01/11          2,250              2,362
      GRAND JUNCTION
      Dayton Hudson Corp. Project
          Industrial Development Revenue Refunding                          5.25%      05/01/03          2,000              2,029

 +    SUPERIOR DISTRICT NO. 2
          Metropolitan Revenue Refunding                                    4.63%      12/01/13            965                968
                                                                                                                          -------
                                                                                                                            5,359

      DISTRICT OF COLUMBIA  4.7%

+(1)  WASHINGTON CONVENTION CENTER AUTHORITY
          Dedicated Tax Senior Lien Revenue                                 5.00%      10/01/06          4,000              4,220

      FLORIDA  1.5%

+-    ORANGE COUNTY SCHOOL BOARD
          Series 1997A                                                      4.80%      08/01/02          1,300              1,323

      GEORGIA  2.3%

      PRIVATE COLLEGES & UNIVERSITIES FACILITIES AUTHORITY
      Emory University Project
          Revenue, Series 1992C                                             6.00%      10/01/05          2,000              2,109

      ILLINOIS  1.2%

 +    CHICAGO PUBLIC BUILDING COMMISSION
          Building Revenue, Series 1999C                                    5.50%      02/01/06          1,000              1,067

      INDIANA  3.7%

 +   LAKE COUNTY INDUSTRIAL BUILDING CORP.
      First Mortgage
          Revenue                                                           5.25%      08/01/09          2,040              2,178

 +    MONROE COUNTY INDUSTRIAL HOSPITAL AUTHORITY
      Bloomington Hospital, Inc. Project
          Hospital Revenue Refunding                                        4.60%      05/01/04          1,105              1,131
                                                                                                                          -------
                                                                                                                            3,309

      IOWA  0.7%

 +    CEDAR RAPIDS HOSPITAL FACILITY
      St. Luke's Methodist Hospital Project
          Revenue, Series 1993                                              6.13%      08/15/03            600                646

      LOUISIANA  1.8%

 +    NEW ORLEANS
          General Obligation Refunding, Series 1998B                        4.50%      12/01/05          1,600              1,646


                                                  See the Financial Notes, which
                                               are integral to this information.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of February 28, 2001; unaudited.

      ISSUER
      PROJECT                                                                          MATURITY     FACE VALUE        MKT. VALUE
          TYPE OF SECURITY, SERIES                                         RATE          DATE       ($ x 1,000)       ($ x 1,000)
      MASSACHUSETTS  1.2%

 +    MASSACHUSETTS STATE WATER RESERVES AUTHORITY
          Revenue, Series 1998A                                             5.00%      08/01/05          1,000              1,048

      MICHIGAN  1.6%

 +    DETROIT CITY SCHOOL DISTRICT
          General Obligation, Series 1998B                                  5.00%      05/01/04          1,390              1,440

      MINNESOTA  3.8%

 +   ARDEN HILLS HOUSING & HEALTH CARE FACILITIES
      Presbyterian Homes Project
          Revenue Refunding, Series 1999A                                   4.33%      09/01/01          1,500              1,500

 +    MINNESOTA HOUSING FINANCE AGENCY
          Rental Housing Revenue, Series 1995D                              4.80%      08/01/01          1,910              1,921
                                                                                                                          -------
                                                                                                                            3,421

      MISSISSIPPI  2.2%

 +    MISSISSIPPI HOSPITAL EQUIPMENT & FACILITIES AUTHORITY
      Mississippi Baptist Medical Center
          Revenue Refunding                                                 5.25%      05/01/01          2,000              2,006

      NEBRASKA  4.4%

 +    AMERICAN PUBLIC ENERGY AGENCY
      Nebraska Public Gas Agency Project
          Gas Supply Revenue, Series 1998C                                  4.00%      09/01/07          2,000              1,885

 +    NEBRASKA PUBLIC POWER DISTRICT
          Revenue, Series 1998A                                             5.25%      01/01/05          2,000              2,094
                                                                                                                          -------
                                                                                                                            3,979

      NEW JERSEY  1.2%

 +    BRICK TOWNSHIP MUNICIPAL UTILITIES AUTHORITY
          Revenue, Series 1996                                              5.50%      12/01/03          1,000              1,049

      NEW YORK  10.1%

 +    FRANKLIN COUNTY
          General Obligation                                                4.25%      11/01/06            715                726

      NEW YORK CITY
 (5)      General Obligation, Series 1994H                                  4.75%      03/15/07          3,000              3,095
          General Obligation, Series 1997L                                  5.10%      08/01/02            800                818

      NEW YORK CITY MUNICIPAL ASSISTANCE CORP.
          Revenue, Series 1997L                                             5.50%      07/01/03          2,000              2,086

      NEW YORK CITY TRANSITIONAL FINANCE AUTHORITY
          Future Tax Secured Revenue, Series 1998B                          5.25%      11/15/04          1,300              1,371

      NEW YORK STATE URBAN DEVELOPMENT CORP.
      Correctional Facility Service Contract
          Revenue, Series 1998A                                             5.00%      01/01/05          1,000              1,040
                                                                                                                          -------
                                                                                                                            9,136




See the Financial Notes, which
are integral to this information.

           ISSUER
           PROJECT                                                                          MATURITY     FACE VALUE     MKT. VALUE
               TYPE OF SECURITY, SERIES                                         RATE          DATE       ($ x 1,000)    ($ x 1,000)

           NORTH CAROLINA  5.9%

 +         NORTH CAROLINA MUNICIPAL POWER AGENCY NO. 1
           Catawaba Electric
               Revenue, Series 1995A                                             5.10%       01/01/07       2,000           2,091
 (3)           Revenue, Series 1999A                                             5.75%       01/01/09       3,000           3,265
                                                                                                                        ---------
                                                                                                                            5,356

           OHIO  4.0%

 +         HAMILTON COUNTY
               Sales Tax Revenue, Series 2000B                                   5.50%       12/01/07       1,480           1,606

 +              OHIO PUBLIC FACILITIES COMMISSION
                Higher Education Capital Facilities
                    Revenue, Series 1996II-B                                     5.00%       11/01/01       2,000           2,022
                                                                                                                        ----------
                                                                                                                            3,628

           PENNSYLVANIA  1.3%

 +        PENNSYLVANIA INDUSTRIAL DEVELOPMENT AUTHORITY
               Economic Development Revenue                                      7.00%       07/01/07       1,000           1,155

           PUERTO RICO  3.7%

+(2)       PUERTO RICO MUNICIPAL FINANCE AGENCY
               General Obligation, Series 1999A                                  5.50%       08/01/08       3,000           3,296

           SOUTH CAROLINA  3.3%

+(6)       CHARLESTON COUNTY
           Care Alliance Health Services
               Revenue, Series 1999A                                             4.25%       08/15/07       3,000           3,002

           TEXAS  5.8%

[TRIANGLE] FORT WORTH
               Refunding & Improvement General Obligation                        5.00%       03/01/10       1,090           1,142

           HOUSTON
               General Obligation Refunding, Series 1995A                        5.30%       03/01/01       1,000           1,000
 (4)           Refunding & Public Improvement General Obligation,
               Series 1999A                                                      5.00%       03/01/04       3,000           3,103
                                                                                                                        ---------
                                                                                                                            5,245

           WASHINGTON  5.9%

+(7)       PORT OF SEATTLE
               Revenue, Series 1996B                                             5.50%       09/01/02       2,775           2,847
           Passenger Facility
               Revenue, Series 1998B                                             5.00%       12/01/07       1,395           1,461

           WASHINGTON STATE
               General Obligation Refunding, Series 1991R-92B                    6.30%       09/01/02       1,000           1,024
                                                                                                                        ---------
                                                                                                                            5,332


                                                  See the Financial Notes, which
                                               are integral to this information.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of February 28, 2001; unaudited.


      ISSUER
      PROJECT                                                                          MATURITY     FACE VALUE        MKT. VALUE
          TYPE OF SECURITY, SERIES                                         RATE          DATE       ($ x 1,000)       ($ x 1,000)
      WISCONSIN  2.2%

      WISCONSIN HEALTH & EDUCATIONAL FACILITIES AUTHORITY
 +    Aurora Medical Group, Inc. Project
          Revenue, Series 1996                                               4.90%     11/15/02          1,000              1,021
      Carroll College, Inc. Project
          Revenue, Series 1998                                               4.80%     10/01/06          1,000              1,008
                                                                                                                          -------
                                                                                                                            2,029

      VARIABLE RATE OBLIGATIONS  11.8%
---------------------------------------------------------------------------------------------------------------------------------

      ALABAMA  0.2%

 +    STEVENSON INDUSTRIAL DEVELOPMENT BOARD
      Mead Corp. Project
          Environmental Improvement Revenue                                  3.15%     03/01/01            200                200

      MISSISSIPPI  1.9%

 +    JACKSON COUNTY POLLUTION CONTROL
      Chevron U.S.A., Inc. Project
          Revenue Refunding                                                  3.05%     03/01/01          1,730              1,730

      NEW MEXICO  2.8%

 +    FARMINGTON
      Arizona Public Service Co.
          Pollution Control Revenue Refunding, Series 1994A                  3.10%     03/01/01          1,500              1,500
          Pollution Control Revenue Refunding, Series 1994B                  3.10%     03/01/01          1,000              1,000
                                                                                                                          -------
                                                                                                                            2,500

      NEW YORK  3.1%

 +    LONG ISLAND POWER AUTHORITY
          Electrical System Revenue, Sub-Series 5                            3.00%     03/01/01          1,500              1,500

 +    NEW YORK CITY MUNICIPAL WATER FINANCE AUTHORITY
          Water & Sewer System Revenue, Series 1994G                         3.00%     03/01/01          1,300              1,300
                                                                                                                          -------
                                                                                                                            2,800

      TEXAS  0.6%

 +    BRAZOS RIVER AUTHORITY
      Utilities Electric Co. Project
          Revenue Refunding, Series 1996B                                    3.30%     03/01/01            350                350

 +    GULF COAST WASTE DISPOSAL AUTHORITY
      Amoco Oil Project
          Pollution Control Revenue Refunding                                3.10%     03/01/01            200                200
                                                                                                                          -------
                                                                                                                              550



See the Financial Notes, which
are integral to this information.

PORTFOLIO HOLDINGS Continued
As of February 28, 2001; unaudited.


      ISSUER
      PROJECT                                                                          MATURITY     FACE VALUE        MKT. VALUE
          TYPE OF SECURITY, SERIES                                         RATE          DATE       ($ x 1,000)       ($ x 1,000)
      WYOMING  3.2%

 +    LINCOLN COUNTY
      Exxon Corp. Project
          Pollution Control Revenue, Series 1987B                           3.10%      03/01/01            400                400
          Pollution Control Revenue, Series 1987C                           3.10%      03/01/01             50                 50

 +    UNITA COUNTY
      Amoco Project
          Pollution Control Revenue Refunding                               3.10%      03/01/01          1,700              1,700
      Chevron USA, Inc. Project
          Pollution Control Revenue, Series 1992-E17                        3.05%      03/01/01            700                700
                                                                                                                          -------
                                                                                                                            2,850



OTHER INVESTMENT COMPANIES 0.2% OF INVESTMENTS

                                                                                                                        MKT. VALUE
       SECURITY AND NUMBER OF SHARES                                                                                    ($ x 1,000)
       PROVIDENT INSTITUTIONAL FUNDS--
       MUNI FUND PORTFOLIO    195,985                                                                                        196



================================================================================
END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.





                                                  See the Financial Notes, which
                                               are integral to this information.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS


Statement of
ASSETS AND LIABILITIES

As of February 28, 2001; unaudited. All numbers x 1,000 except NAV.

ASSETS
-----------------------------------------------------------------------------------------------
Investments, at market value                                                          $90,351(1)
Receivables:
    Fund shares sold                                                                       35
    Interest                                                                            1,060
Prepaid expenses                                                             +             21
                                                                             ----------------
TOTAL ASSETS                                                                           91,467

LIABILITIES
-----------------------------------------------------------------------------------------------
Payables:
    Fund shares redeemed                                                                   32
    Dividends to shareholders                                                              20
    Investments bought                                                                  1,146
    Investment adviser and administrator fees                                               1
    Transfer agent and shareholder service fees                                             2
Accrued expenses                                                             +             39
                                                                             ----------------
TOTAL LIABILITIES                                                                       1,240

NET ASSETS
-----------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                           91,467
TOTAL LIABILITIES                                                            -          1,240
                                                                             ----------------
NET ASSETS                                                                            $90,227


NET ASSETS BY SOURCE
Capital received from investors                                                        89,673
Distributions in excess of net investment income                                          (15)
Net realized capital losses                                                              (551)
Net unrealized capital gains                                                            1,120


NET ASSET VALUE (NAV)

                        SHARES
NET ASSETS         +    OUTSTANDING         =     NAV
$90,227                 8,780                     $10.28


(1) The fund's amortized cost for these securities was $89,231. Not counting short-term obligations, the fund paid $10,383 for securities during the report period, and received $5,330 from securities it sold or that matured. This includes $12,130 in transactions with other SchwabFunds(R).


FEDERAL TAX DATA
--------------------------------------------------------------------------------
COST BASIS OF PORTFOLIO                                                $89,231
NET UNREALIZED GAINS AND LOSSES:
Gains                                                                  $ 1,245
Losses                                                          +         (125)
                                                                --------------
                                                                       $ 1,120
UNUSED CAPITAL LOSSES:
Expires 08/31 of:                                                  Loss amount
   2003                                                                   $108
   2004                                                         +          296
                                                                --------------
                                                                       $   404
DEFERRED CAPITAL LOSSES                                                $   146

See the Financial Notes, which
are integral to this information.

Statement of
OPERATIONS
For September 1, 2000 through February 28, 2001; unaudited. All numbers x 1,000.


INVESTMENT INCOME
----------------------------------------------------------------------------------------------
Interest                                                                               $1,800

NET UNREALIZED GAINS
----------------------------------------------------------------------------------------------

Net unrealized gains on investments                                                     1,556

EXPENSES
----------------------------------------------------------------------------------------------

Investment adviser and administrator fees                                                 121(1)
Transfer agent and shareholder service fees                                               101(2)
Trustees' fees                                                                              4(3)
Custodian and portfolio accounting fees                                                    28
Professional fees                                                                          11
Registration fees                                                                          12
Shareholder reports                                                                        16
Other expenses                                                               +              5
                                                                             ----------------
Total expenses                                                                            298
Expense reduction                                                            -            100(4)
                                                                             ----------------
NET EXPENSES                                                                              198

INCREASE IN NET ASSETS FROM OPERATIONS
----------------------------------------------------------------------------------------------

TOTAL INVESTMENT INCOME                                                                 1,800
NET EXPENSES                                                                 -            198
                                                                             ----------------
NET INVESTMENT INCOME                                                                   1,602
NET UNREALIZED GAINS                                                         +          1,556
                                                                             ----------------
INCREASE IN NET ASSETS FROM OPERATIONS                                                 $3,158

(1) Calculated as a percentage of average daily net assets: 0.30% of the first $500 million and 0.22% of assets beyond that.

(2) Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

(3) For the fund's independent trustees only.

(4) This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through at least November 15, 2001, to 0.49% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.


                                                  See the Financial Notes, which
                                               are integral to this information.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS

Statements of
CHANGES IN NET ASSETS

For the current and prior report periods. All numbers x 1,000. Figures for 9/1/00-2/28/01 are unaudited.


OPERATIONS
---------------------------------------------------------------------------------------------
                                                      9/1/00-2/28/01           9/1/99-8/31/00

Net investment income                                         $1,602                   $3,347
Net realized losses                                               --                     (146)
Net unrealized gains                               +           1,556                      308
                                                   ------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                         3,158                    3,509

DISTRIBUTIONS PAID
---------------------------------------------------------------------------------------------
Dividends from net investment income                          $1,595                   $3,353

TRANSACTIONS IN FUND SHARES
---------------------------------------------------------------------------------------------
                                          9/1/00-2/28/01                  9/1/99-8/31/00
                                     QUANTITY           VALUE       QUANTITY            VALUE
Shares sold                             2,038         $20,736          3,264          $32,490
Shares reinvested                         113           1,147            248            2,477
Shares redeemed                 +        (931)         (9,464)        (4,605)         (45,846)
                                --------------------------------------------------------------
NET INCREASE OR DECREASE                1,220         $12,419         (1,093)        ($10,879)


SHARES OUTSTANDING AND NET ASSETS
---------------------------------------------------------------------------------------------
                                          9/1/00-2/28/01                  9/1/99-8/31/00
                                       SHARES      NET ASSETS         SHARES       NET ASSETS
Beginning of period                     7,560         $76,245          8,653          $86,968
Total increase or
decrease                        +       1,220          13,982         (1,093)         (10,723)(1)
                                --------------------------------------------------------------
END OF PERIOD                           8,780         $90,227          7,560          $76,245 (2)


(1) Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

(2) Includes distributions that exceeded net investment income by $15 for the current period and $22 for the prior period.

See the Financial Notes, which
are integral to this information.

SCHWAB

LONG-TERM TAX-FREE BOND FUND

                            [PHOTO OF JOANNE LARKIN]

"During the reporting period, low supply of new issues coincided with a strong demand for munis, generating a strong performance for the fund."

        Portfolio Manager
        Joanne Larkin

JOANNE LARKIN, a vice president of the investment adviser, has had overall management responsibility for the fund since its inception. Prior to joining the firm in February 1992, she worked for more than eight years in fixed income asset management and research.

            TICKER SYMBOL                           SWNTX
            ---------------------------------------------------------------
                                          INTEREST RATE SENSITIVITY(1,2)
                                            LOW       MEDIUM       HIGH

            CREDIT QUALITY(1,2)

            HIGH                            [ ]         [ ]        [X]

            MEDIUM                          [ ]         [ ]        [ ]

            LOW                             [ ]         [ ]        [ ]

This fund is designed for individuals in higher tax brackets who are interested in high current tax-free income and can accept a higher degree of risk to their investment.

--------------------------------------------------------------------------------

THE FUND SEEKS HIGH CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX, CONSISTENT WITH CAPITAL PRESERVATION.3

MANAGER'S PERSPECTIVE

A SIGNIFICANT RALLY IN THE MUNICIPAL MARKETS LED TO STRONG PERFORMANCE FOR THE FUND DURING THE REPORT PERIOD. The municipal markets benefited from the volatility in the equity markets as investors sought the protection offered by fixed income investments.

THE MUNICIPAL MARKET WAS AIDED BY SEVERAL FACTORS THAT LED TO STRONG RETURNS. The robust economy provided significant revenues for municipal issuers, reducing their need to issue new bonds to finance operations. At the same time, investor demand surged as the tax advantages and the stability of municipal securities became appealing relative to the volatility of the stock market. Finally, the Fed reduced interest rates in January 2001, which pushed up prices of most fixed income securities. The combination of these factors created an excellent environment for municipal investments.

THE FUND CONTINUED TO FOCUS ON HIGH QUALITY INVESTMENTS, WHICH ARE THOSE BONDS RATED IN ONE OF THE TWO HIGHEST RATING CATEGORIES. The fund was rewarded for this strategy as prices for these investments rose significantly during the period.


(1) Source: Morningstar, Inc.

(2) Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 2/28/01, which may have changed since then, and is not a precise indication of risk or performance--past, present or future. Definitions of style box categories: Sensitivity (measured as duration): Low, up to 4.5 years; Medium, more than 4.5 years to less than seven years; High, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

(3) The income you receive from the fund may be subject to state and local income taxes. A portion of income also may be subject to the alternative minimum tax (AMT).

SCHWAB LONG-TERM TAX-FREE BOND FUND

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS AS OF 2/28/01

This chart compares performance of the fund with the Lehman Brothers General Municipal Bond Index and the Morningstar Municipal National Long Bond Fund category. As of the end of the report period, the fund's 30-day SEC yield was 4.70%(1) and its taxable-equivalent yield was 7.78%.(1,2)

                                                                       TOTAL RETURN

                                                                                                    INCEPTION:
                                                   6 MONTHS(4)       1 YEAR           5 YEAR          9/11/92
                                                   -----------------------------------------------------------
Fund(1)                                                  6           15.15             5.62            6.06
Lehman Brothers General Municipal Bond Index          5.19           12.34              6.1            6.48
Peer Group Average(3)                                 4.55           10.98             4.86             n/a


PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in the Lehman Brothers General Municipal Bond Index.

                                             LEHMAN
                                          GENERAL MUNI
                            FUND           BOND INDEX
                           ------         ------------
          9/11/92           10000             10000
          9/30/92            9867              9923
         10/31/92            9515              9826
         11/30/92            9912             10002
         12/31/92           10092             10104
          1/31/93           10240             10221
          2/28/93           10682             10591
          3/31/93           10484             10479
          4/30/93           10632             10585
          5/31/93           10690             10644
          6/30/93           10883             10822
          7/31/93           10879             10836
          8/31/93           11157             11062
          9/30/93           11298             11188
         10/31/93           11315             11209
         11/30/93           11201             11111
         12/31/93           11465             11345
          1/31/94           11588             11475
          2/28/94           11274             11177
          3/31/94           10791             10722
          4/30/94           10858             10813
          5/31/94           10970             10907
          6/30/94           10870             10840
          7/31/94           11085             11044
          8/31/94           11109             11083
          9/30/94           10921             10920
         10/31/94           10657             10726
         11/30/94           10381             10532
         12/31/94           10658             10764
          1/31/95           11050             11072
          2/28/95           11381             11394
          3/31/95           11514             11524
          4/30/95           11483             11538
          5/31/95           11918             11906
          6/30/95           11735             11802
          7/31/95           11836             11914
          8/31/95           11971             12065
          9/30/95           12056             12141
         10/31/95           12250             12317
         11/30/95           12443             12521
         12/31/95           12591             12642
          1/31/96           12640             12738
          2/29/96           12520             12651
          3/31/96           12366             12489
          4/30/96           12319             12454
          5/31/96           12311             12449
          6/30/96           12484             12585
          7/31/96           12599             12699
          8/31/96           12553             12697
          9/30/96           12780             12875
         10/31/96           12948             13020
         11/30/96           13188             13258
         12/31/96           13117             13203
          1/31/97           13097             13228
          2/28/97           13223             13350
          3/31/97           12987             13172
          4/30/97           13146             13283
          5/31/97           13358             13482
          6/30/97           13502             13626
          7/31/97           13933             14004
          8/31/97           13728             13872
          9/30/97           13927             14037
         10/31/97           14025             14127
         11/30/97           14146             14210
         12/31/97           14408             14418
          1/31/98           14556             14566
          2/28/98           14529             14571
          3/31/98           14565             14584
          4/30/98           14488             14518
          5/31/98           14750             14747
          6/30/98           14806             14805
          7/31/98           14853             14842
          8/31/98           15074             15072
          9/30/98           15252             15260
         10/31/98           15228             15260
         11/30/98           15282             15314
         12/31/98           15292             15352
          1/31/99           15471             15535
          2/28/99           15369             15466
          3/31/99           15405             15488
          4/30/99           15421             15527
          5/31/99           15257             15437
          6/30/99           14904             15214
          7/31/99           14909             15269
          8/31/99           14570             15147
          9/30/99           14499             15153
         10/31/99           14172             14989
         11/30/99           14388             15148
         12/31/99           14180             15035
          1/31/00           14064             14970
          2/29/00           14297             15144
          3/31/00           14787             15475
          4/30/00           14640             15384
          5/31/00           14497             15304
          6/30/00           15007             15710
          7/31/00           15237             15928
          8/31/00           15527             16173
          9/30/00           15376             16089
         10/31/00           15625             16265
         11/30/00           15809             16388
         12/31/00           16387             16793
          1/31/01           16416             16959
          2/28/01           16458             17014

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. The indices are unmanaged, and you cannot invest in them directly. The fund's share price changes, and when you sell your shares they may be worth more or less than what you paid for them. Keep in mind that past performance isn't an indication of future results.

(1) Fund yield and returns reflect expense reductions by the fund's investment adviser (CSIM) and transfer agent and shareholder services agent (Schwab). Without these reductions, the fund's yield and returns would have been lower.

(2) This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest federal tax bracket (39.6%). Your tax rate may be different.

(3) Source: Morningstar, Inc. As of 2/28/01, there were 300 funds in the Morningstar Municipal National Long Bond Fund category that had track records of at least one year.

(4)   Not Annualized.

SCHWAB LONG-TERM TAX-FREE BOND FUND

FUND FACTS

TOP 10 HOLDINGS(1) AS OF 2/28/01

                                                                                                               PERCENTAGE OF
     SECURITY                                                                    RATE         MATURITY DATE      INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------
(1)       OKLAHOMA CITY AIRPORT TRUST Revenue                                    5.25%        07/01/21               4.9%
(2)       KING COUNTY General Obligation, Series 1997D                           5.75%        12/01/11               4.7%
(3)       DALLAS FORT WORTH INTERNATIONAL AIRPORT Revenue, Series 2000A          6.00%        11/01/24               4.5%
(4)       HOUSTON HIGHER EDUCATION FINANCING CORP.,
          Rice University Project, Revenue, Series 1999A                         5.38%        11/15/29               4.3%
(5)       ILLINOIS HEALTH FACILITIES AUTHORITY Northwestern
          Medical Facility Foundation, Revenue Refunding                         5.13%        11/15/28               4.0%
(6)       WASHINGTON STATE HEALTH CARE FACILITIES AUTHORITY
          Catholic Health Initiatives, Revenue, Series 2000A                     6.00%        12/01/20               3.9%
(7)       CLARK COUNTY SCHOOL DISTRICT NO. 117 General Obligation                5.50%        12/01/17               3.8%
(8)       HOUSTON AIRPORT SYSTEM Revenue, Series 2000B                           5.50%        07/01/30               3.7%
(9)       AUSTIN UTILITIES SYSTEM Revenue Refunding                              5.13%        11/15/16               3.7%
(10)      AMERICAN PUBLIC ENERGY AGENCY Nebraska Public Gas
          Agency Project, Gas Supply Revenue, Series 1998C                       4.00%        09/01/07               3.4%
-------------------------------------------------------------------------------------------------------------------------
        TOTAL                                                                                                       40.9%

DIVIDENDS PAID IN EACH FISCAL YEAR

1992 yr(2)         0.17
1993 yr(3)         0.36
1994 yr            0.52
1995 yr            0.53
1996 yr            0.52
1997 yr            0.53
1998 yr            0.53
1999 yr            0.5
2000 yr            0.5
2001 yr(4)          0.25


(1)   This list is not a recommendation of any security by the adviser.

(2)   Period from the fund's inception on 9/11/92 through 12/31/92.

(3)   For the eight-month period ended 8/31/93.

(4)   For the six-month period ended 2/28/01.

FUND FACTS Continued

COMPOSITION OF THE FUND'S PORTFOLIO AS OF 2/28/01

All figures are shown as a percentage of the fund's investments. Holdings may have changed since the report date.


BY SECURITY TYPE
--------------------------------------------------------------------------------
                          [BY SECURITY TYPE PIE CHART]

1.      100.0%  Municipal Bonds




BY CREDIT QUALITY(1)
--------------------------------------------------------------------------------
                        [BY CREDIT QUALITY(1) PIE CHART]

 1.     82.5%   AAA
 2.     15.1%   AA
 3.      2.4%    A



BY MATURITY
--------------------------------------------------------------------------------
                            [BY MATURITY PIE CHART]

 1.      6.6%   0-1 Year
 2.      3.4%   2-10 Years
 3.     52.7%   11-20 Years
 4.     34.8%   21-30 Years
 5.      2.5%   More than 30 Years




FUND FACTS AS OF 2/28/01

                                                                     PEER GROUP
                                                     FUND            AVERAGE(2)
-------------------------------------------------------------------------------
Number of Issues                                     52              166
-------------------------------------------------------------------------------
12-Month Yield                                       4.76%(2)        4.73%
-------------------------------------------------------------------------------
Weighted Average Rate                                5.40%           5.80%
-------------------------------------------------------------------------------
Weighted Average Maturity                            18.4 yrs        15.8 yrs
-------------------------------------------------------------------------------
Weighted Average Duration                            11.4 yrs        8.2 yrs
-------------------------------------------------------------------------------
Weighted Average Credit Quality                      AAA             AA
-------------------------------------------------------------------------------

EXPENSE RATIO AS OF 2/28/01

                           [EXPENSE RATIO BAR CHART]

Fund                               0.49%
Peer Group Average                 1.13%(2)


(1) Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.

(2) Source: Morningstar, Inc. As of 2/28/01, there were 300 funds in the Morningstar Municipal National Long Bond Fund category.

SCHWAB LONG-TERM TAX-FREE BOND FUND -- FINANCIALS


FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. Because this is a semiannual report, the figures for the current report period are unaudited.

Two other sections of this report provide context for the data in these financials. THE FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS

                                                         9/1/00-       9/1/99-       9/1/98-      9/1/97-      9/1/96-      9/1/95-
                                                         2/28/01       8/31/00       8/31/99      8/31/98      8/31/97      8/31/96
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    10.24         10.11         11.01        10.53        10.13        10.16
                                                       -----------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                   0.25          0.50          0.50         0.53         0.53         0.52
   Net realized and unrealized gains or losses             0.36          0.13         (0.85)        0.48         0.40        (0.03)
                                                       -----------------------------------------------------------------------------
   Total income or loss from investment operations         0.61          0.63         (0.35)        1.01         0.93         0.49
Less distributions:
   Dividends from net investment income                   (0.25)        (0.50)        (0.50)       (0.53)       (0.53)       (0.52)
   Distributions from net realized gains                     --            --         (0.05)          --           --           --
                                                       -----------------------------------------------------------------------------
   Total distributions                                    (0.25)        (0.50)        (0.55)       (0.53)       (0.53)       (0.52)
                                                       -----------------------------------------------------------------------------
Net asset value at end of period                          10.60         10.24         10.11        11.01        10.53        10.13
                                                       =============================================================================
Total return (%)                                           6.00(1)       6.59         (3.34)        9.81         9.36         4.87

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                       0.49(2)       0.49(3)       0.49         0.49         0.49         0.49
Expense reductions reflected in above ratio                0.26(2)       0.26          0.32         0.37         0.53         0.45
Ratio of net investment income to
  average net assets                                       4.82(2)       5.11          4.59         4.76         5.09         5.06
Portfolio turnover rate                                      15            25            35           39           61           50
Net assets, end of period ($ x 1,000,000)                    84            76            90           70           47           44


(1)  Not annualized.
(2)  Annualized.
(3) Would have been 0.50% if certain non-routine expenses (proxy fees) had been included.


                                               See the Financial Notes, which
                                               are integral to this information.

SCHWAB LONG-TERM TAX-FREE BOND FUND -- FINANCIALS


PORTFOLIO HOLDINGS

As of February 28, 2001; unaudited.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1)  Top ten holding
 +   Credit-enhanced security
 -   Certificate of Participation

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the coupon rate as of the report date, and the maturity shown is the date of the next rate reset (or the demand date, for securities that have a demand date that's later than the reset date).

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.


                                           100.0%  MUNICIPAL BONDS
                                                   Market Value: $82,311
                                                   Cost: $79,963

               [PIE GRAPH]                         OTHER INVESTMENT COMPANIES
                                                   Market Value: $25
                                                   Cost: $25
                                           ----------------------------------
                                           100.0%  TOTAL INVESTMENTS
                                                   Market Value: $82,336
                                                   Cost: $79,988


       MUNICIPAL BONDS  100.0% of investments

      ISSUER
      PROJECT                                                             MATURITY     FACE VALUE      MKT. VALUE
         TYPE OF SECURITY, SERIES                              RATE         DATE       ($ x 1,000)     ($ x 1,000)

      FIXED-RATE OBLIGATIONS  93.5%
      ------------------------------------------------------------------------------------------------------------
      FLORIDA  3.2%
  +   ESCAMBIA COUNTY HEALTH FACILITIES AUTHORITY
      Ascension Health Credit
         Revenue, Series 1999A-1                               5.75%      11/15/29           2,500          2,617

      HAWAII  2.0%
  +   HAWAII
         General Obligation, Series 1999                       5.88%      09/01/19           1,500          1,615

      ILLINOIS  4.0%
+(5)  ILLINOIS HEALTH FACILITIES AUTHORITY
      Northwestern Medical Facility Foundation
         Revenue Refunding                                     5.13%      11/15/28          3,500           3,319

      INDIANA  2.7%
  +   FORT WAYNE HOSPITAL AUTHORITY
      Parkview Health System, Inc. Project
         Hospital Revenue                                      4.75%      11/15/28          2,500           2,212

      KENTUCKY  1.2%
  +   JEFFERSON COUNTY HEALTH FACILITIES
      University Medical Center, Inc. Project
         Revenue                                               5.25%      07/01/22          1,000            993


See the Financial Notes, which
are integral to this information.

      ISSUER
      PROJECT                                                             MATURITY     FACE VALUE      MKT. VALUE
         TYPE OF SECURITY, SERIES                              RATE         DATE       ($ x 1,000)     ($ x 1,000)

      ------------------------------------------------------------------------------------------------------------
      MARYLAND  0.5%
      MARYLAND DEPARTMENT OF HOUSING & COMMUNITY DEVELOPMENT
         Revenue, Series 1996A                                 5.88%      07/01/16            355             374

      MICHIGAN  3.8%
  +   EASTERN MICHIGAN UNIVERSITY BOARD OF REGENTS
         Revenue                                               5.50%      06/01/17          2,000           2,076
  +   WAYNE COUNTY COMMUNITY COLLEGE
      Community College Improvement
         General Obligation                                    5.50%      07/01/19          1,000           1,037
                                                                                                         --------
                                                                                                            3,113

      MISSISSIPPI  5.4%
  +   MISSISSIPPI HOSPITAL EQUIPMENT & FACILITIES AUTHORITY
      Mississippi Baptist Medical Center
         Revenue Refunding                                     6.00%        05/01/13        2,150           2,297

 +-   WALNUT GROVE CORRECTIONAL AUTHORITY                      6.00%        11/01/19        2,000           2,170
                                                                                                         --------
                                                                                                            4,467

      NEBRASKA  3.4%
+(10) AMERICAN PUBLIC ENERGY AGENCY
      Nebraska Public Gas Agency Project
         Gas Supply Revenue, Series 1998C                      4.00%        09/01/07        3,000           2,828

      NEVADA  2.5%
  +   DIRECTOR OF THE STATE OF NEVADA DEPARTMENT OF
      BUSINESS & INDUSTRY
      Las Vegas Monorail Project
         1st Tier Revenue                                      5.63%        01/01/32        2,000           2,061

      NEW YORK  2.6%
      NEW YORK STATE
         General Obligation Refunding, Series 1996A            5.30%        07/15/15        2,000           2,054
      NEW YORK STATE ENERGY RESEARCH & DEVELOPMENT AUTHORITY
      Niagra Mohawk Power Project
         Pollution Control Revenue, Series 1985A               3.25%        03/01/01          100             100
                                                                                                         --------
                                                                                                            2,154

      OKLAHOMA  4.9%
+(1)  OKLAHOMA CITY AIRPORT TRUST
         Revenue                                               5.25%        07/01/21        4,040           4,066

      OREGON  1.5%
  +   COLUMBIA RIVER PEOPLES UTILITY DISTRICT
         Electric Systems Revenue, Series 2000B                5.50%        12/01/19        1,180           1,219



                                               See the Financial Notes, which
                                               are integral to this information.

SCHWAB LONG-TERM TAX-FREE BOND FUND -- FINANCIALS


PORTFOLIO HOLDINGS Continued

As of February 28, 2001; unaudited.

      ISSUER
      PROJECT                                                             MATURITY     FACE VALUE      MKT. VALUE
         TYPE OF SECURITY, SERIES                              RATE         DATE       ($ x 1,000)     ($ x 1,000)
      ------------------------------------------------------------------------------------------------------------
      PENNSYLVANIA  7.2%
      PENNSYLVANIA HIGHER EDUCATION FACILITIES AUTHORITY
      University of Pennsylvania Health Services
         Revenue, Series 1996A                                 5.75%        01/01/17        2,000           2,003

  +   PHILADELPHIA
         General Obligation                                    4.75%        03/15/17        2,500           2,405

  +   SENECA VALLEY SCHOOL DISTRICT
         General Obligation Refunding, Series 1998AA           5.15%        02/15/20        1,500           1,500
                                                                                                         --------
                                                                                                            5,908

      RHODE ISLAND  1.3%
      RHODE ISLAND HOUSING & MORTGAGE FINANCE CORP.
      Homeownership Opportunity Project
         Revenue, Series 10A                                   6.50%        10/01/22        1,000           1,035

      TEXAS  25.8%
+(9)  AUSTIN UTILITIES SYSTEM
         Revenue Refunding                                     5.13%        11/15/16        3,000           3,019

  +   BRAZOS RIVER AUTHORITY
      Houston Industries, Inc. Project
         Revenue, Series 1998A                                 5.13%        05/01/19        1,750           1,719

  +   CONROE INDEPENDENT SCHOOL DISTRICT
         General Obligation Refunding, Series 1997B            5.25%        02/15/21        1,000             999

+(3)  DALLAS FORT WORTH INTERNATIONAL AIRPORT
         Revenue, Series 2000A                                 6.00%        11/01/24        3,500           3,691

  +   ELGIN INDEPENDENT SCHOOL DISTRICT
         General Obligation Refunding                          5.25%        10/01/24        2,000           1,981

  +   HARRIS COUNTY HOSPITAL DISTRICT
         Revenue Refunding                                     6.00%        02/15/16        1,000           1,083

+(8)  HOUSTON AIRPORT SYSTEM
         Revenue, Series 2000B                                 5.50%        07/01/30        3,000           3,052

 (4)  HOUSTON HIGHER EDUCATION FINANCING CORP.
      Rice University Project
         Revenue, Series 1999A                                 5.38%        11/15/29        3,500           3,535

  +   TEXAS SOUTHERN UNIVERSITY
         Revenue Refunding, Series 1998A-1                     4.75%        11/01/17        1,545           1,481

      UNIVERSITY OF TEXAS
         Unrefunded Balance Revenue, Series 1991B              6.75%        08/15/13          680             701
                                                                                                         --------
                                                                                                           21,261

      VERMONT  2.6%
  +   VERMONT EDUCATIONAL & HEALTH BUILDINGS FINANCING
      AGENCY
      Fletcher Allen Health
         Hospital Revenue, Series 2000A                        6.00%       12/01/23         2,000           2,139


See the Financial Notes, which
are integral to this information.

      ISSUER
      PROJECT                                                             MATURITY     FACE VALUE      MKT. VALUE
         TYPE OF SECURITY, SERIES                              RATE         DATE       ($ x 1,000)     ($ x 1,000)

      FIXED-RATE OBLIGATIONS  93.5%
      ------------------------------------------------------------------------------------------------------------
      WASHINGTON  17.7%
+(7)  CLARK COUNTY SCHOOL DISTRICT NO. 117
         General Obligation                                    5.50%        12/01/17        3,000           3,090

      KING COUNTY
 (2)     General Obligation, Series 1997D                      5.75%        12/01/11        3,500           3,831
  +   King Street Center Project
         Lease Revenue                                         5.13%        06/01/17        1,000             997

      KING COUNTY SCHOOL DISTRICT NO. 415
         General Obligation, Series 1993A                      5.55%        12/01/11          500             544

      WASHINGTON STATE
         General Obligation, Series 1998A                      4.75%        07/01/20        1,000             936

  +   WASHINGTON STATE HEALTH CARE FACILITIES AUTHORITY
 (6)  Catholic Health Initiatives
         Revenue, Series  2000A                                6.00%        12/01/20        3,000           3,212
      Swedish Health System
         Revenue                                               5.13%        11/15/18        2,000           1,971
                                                                                                         --------
                                                                                                           14,581

      WISCONSIN  1.2%
  +   WISCONSIN HEALTH & EDUCATION FACILITIES AUTHORITY
      Medical College of Wisconsin, Inc. Project
         Revenue                                               5.50%       03/01/17         1,000           1,019

      VARIABLE RATE OBLIGATIONS  6.5%
      ------------------------------------------------------------------------------------------------------------

      GEORGIA  0.6%
  +   FULTON COUNTY RESIDENTIAL CARE FACILITIES
      Lenbrook Square Foundation
         Revenue Refunding                                     3.15%       03/01/01           500             500

      INDIANA  0.5%
  +   INDIANAPOLIS RESOURCE RECOVERY
      Ogden Martin Systems, Inc. Project
         Revenue, Series 1987                                  3.15%       03/01/01           400             400

      MISSISSIPPI  0.4%
  +   JACKSON COUNTY POLLUTION CONTROL
      Chevron U.S.A., Inc. Project
         Revenue Refunding                                     3.05%       03/01/01           370             370

      NEW MEXICO  1.5%
  +   FARMINGTON POLLUTION CONTROL
      Arizona Public Service Co.
         Revenue Refunding, Series 1994A                       3.10%       03/01/01           200             200
         Revenue Refunding, Series 1994B                       3.10%       03/01/01         1,010           1,010
                                                                                                         --------
                                                                                                            1,210


See the Financial Notes, which
are integral to this information.

SCHWAB LONG-TERM TAX-FREE BOND FUND -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of February 28, 2001; unaudited.

      ISSUER
      PROJECT                                                             MATURITY     FACE VALUE      MKT. VALUE
         TYPE OF SECURITY, SERIES                              RATE         DATE       ($ x 1,000)     ($ x 1,000)
      ------------------------------------------------------------------------------------------------------------
      NEW YORK  1.6%
  +   LONG ISLAND POWER AUTHORITY
         Electric System Revenue, Sub-Series 5                 3.00%      03/01/01            200             200

  +   NEW YORK CITY MUNICIPAL WATER FINANCE AUTHORITY
         Water & Sewer System Revenue, Series 1994G            3.00%      03/01/01          1,100           1,100
                                                                                                         --------
                                                                                                            1,300

      TEXAS  0.3%
  +   GULF COAST WASTE DISPOSAL AUTHORITY
      Amoco Oil Co. Project
         Pollution Control Revenue Refunding                   3.10%      03/01/01            200             200

      WYOMING  1.6%
  +   LINCOLN COUNTY
      Exxon Corp. Project
         Pollution Control Revenue, Series 1987B               3.10%      03/01/01            100             100
         Pollution Control Revenue, Series 1987C               3.10%      03/01/01            550             550
  +   UNITA COUNTY
      Amoco Project
         Pollution Control Revenue Refunding                   3.10%      03/01/01            500             500
      Chevron U.S.A., Inc. Project
         Pollution Control Revenue Refunding                   3.05%      03/01/01            200             200
                                                                                                         --------
                                                                                                            1,350


OTHER INVESTMENT COMPANIES 0.0% of investments

                                                                     MKT. VALUE
SECURITY AND NUMBER OF SHARES                                        ($ x 1,000)
PROVIDENT INSTITUTIONAL FUNDS --
MUNI FUND PORTFOLIO    25,020                                                 25

--------------------------------------------------------------------------------
END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.



See the Financial Notes, which
are integral to this information.

Statement of
ASSETS AND LIABILITIES

As of February 28, 2001; unaudited. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value                                             $82,336(1)
Receivables:
   Fund shares sold                                                           66
   Interest                                                                1,151
Prepaid expenses                                                    +         16
                                                                    -------------
TOTAL ASSETS                                                              83,569

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                        2
   Dividends to shareholders                                                  23
   Investment adviser and administrator fees                                   1
   Transfer agent and shareholder service fees                                 2
Accrued expenses                                                    +         28
                                                                    -------------
TOTAL LIABILITIES                                                             56

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                              83,569
TOTAL LIABILITIES                                                   -         56
                                                                    -------------
NET ASSETS                                                               $83,513

NET ASSETS BY SOURCE
Capital received from investors                                           84,552
Distributions in excess of net investment income                             (13)
Net realized capital losses                                               (3,374)
Net unrealized capital gains                                               2,348

NET ASSET VALUE (NAV)

                 SHARES
NET ASSETS   +   OUTSTANDING   =   NAV
$83,513          7,879             $10.60


(1) The fund's amortized cost for these securities was $79,988. Not counting short-term obligations, the fund paid $13,913 for securities during the report period, and received $11,227 from securities it sold or that matured. This includes $14,580 in transactions with other SchwabFunds(R).


FEDERAL TAX DATA
--------------------------------------------------------------------------------
COST BASIS OF PORTFOLIO                                                  $79,988
NET UNREALIZED GAINS AND LOSSES:
Gains                                                                     $2,714
Losses                                                               +      (366)
                                                                     ------------
                                                                          $2,348

UNUSED CAPITAL LOSSES:
Expires 08/31 of:                                                    Loss amount
   2008                                                                     $703
DEFERRED CAPITAL LOSSES                                                   $2,323


                                               See the Financial Notes, which
                                               are integral to this information.

SCHWAB LONG-TERM TAX-FREE BOND FUND -- FINANCIALS

Statement of
OPERATIONS

For September 1, 2000 through February 28, 2001; unaudited. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                  $2,060

NET REALIZED LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                     (348)

NET UNREALIZED GAINS
--------------------------------------------------------------------------------
Net unrealized gains on investments                                        3,003

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                    116 (1)
Transfer agent and shareholder service fees                                   97 (2)
Trustees' fees                                                                 4 (3)
Custodian and portfolio accounting fees                                       27
Professional fees                                                             11
Registration fees                                                             12
Shareholder reports                                                           18
Other expenses                                                     +           5
                                                                   -------------
Total expenses                                                               290
Expense reduction                                                  -         100 (4)
                                                                   -------------
NET EXPENSES                                                                 190

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    2,060
NET EXPENSES                                                       -         190
                                                                   -------------
NET INVESTMENT INCOME                                                      1,870
NET REALIZED LOSSES                                                         (348)(5)
NET UNREALIZED GAINS                                               +       3,003 (5)
                                                                   -------------
INCREASE IN NET ASSETS FROM OPERATIONS                                    $4,525


(1) Calculated as a percentage of average daily net assets: 0.30% of the first $500 million and 0.22% of assets beyond that.

(2) Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

(3)  For the fund's independent trustees only.

(4) This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through at least November 15, 2001, to 0.49% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

(5)  These add up to a net gain on investments of $2,655.


See the Financial Notes, which
are integral to this information.

Statements of
CHANGES IN NET ASSETS

For the current and prior report periods. All numbers x 1,000.
Figures for 9/1/00 - 2/28/01 are unaudited.

OPERATIONS
--------------------------------------------------------------------------------
                                                9/1/00-2/28/01    9/1/99-8/31/00
Net investment income                                   $1,870            $4,011
Net realized losses                                       (348)           (2,898)
Net unrealized gains                            +        3,003             3,194
                                                ---------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                   4,525             4,307

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                    $1,863            $4,005

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                        9/1/00-2/28/01         9/1/99-8/31/00
                                      Quantity     Value     Quantity     Value
Shares sold                             1,401     $14,655      1,698     $16,746
Shares reinvested                         117       1,215        275       2,708
Shares redeemed                    +   (1,029)    (10,717)    (3,467)    (33,906)
                                   ----------------------------------------------
NET INCREASE OR DECREASE                  489      $5,153     (1,494)   ($14,452)

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                         9/1/00-2/28/01         9/1/99-8/31/00
                                       Shares   Net Assets    Shares   Net Assets
Beginning of period                     7,390     $75,698      8,884     $89,848
Total increase or decrease          +     489       7,815     (1,494)    (14,150) (1)
                                    ---------------------------------------------
END OF PERIOD                           7,879     $83,513      7,390     $75,698  (2)


(1) Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

(2) Includes distributions that exceeded net investment income by $13 for the current period and $20 for the prior period.



                                               See the Financial Notes, which
                                               are integral to this information.

SCHWAB

CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

                            [PHOTO OF JOANNE LARKIN]

"While the California energy crisis heightened credit awareness, the fund benefited from holding high-quality bonds as demand for them increased."

     Portfolio Manager
     Joanne Larkin

JOANNE LARKIN, a vice president of the investment adviser, has had overall management responsibility for the fund since its inception. Prior to joining the firm in February 1992, she worked for more than eight years in fixed income asset management and research.

                        TICKER SYMBOL              SWCSX
        -------------------------------------------------------------

                                           INTEREST RATE
                                         SENSITIVITY(1)(2)

                               LOW            MEDIUM            HIGH

   CREDIT QUALITY(1)(2)

        HIGH                   [x]             [ ]               [ ]

        MEDIUM                 [ ]             [ ]               [ ]

        LOW                    [ ]             [ ]               [ ]

California taxpayers who are seeking double tax-free income along with the potential for lower volatility may want to consider this fund.
--------------------------------------------------------------------------------

THE FUND SEEKS HIGH CURRENT INCOME EXEMPT FROM FEDERAL AND CALIFORNIA PERSONAL INCOME TAX THAT IS CONSISTENT WITH CAPITAL PRESERVATION.(3)

MANAGER'S PERSPECTIVE

A SIGNIFICANT RALLY IN THE CALIFORNIA MUNICIPAL MARKETS LED TO STRONG PERFORMANCE FOR THE FUND DURING THE REPORT PERIOD. The municipal markets benefited from the volatility in the equity markets as investors sought the protection offered by fixed income investments.

THE MUNICIPAL MARKET WAS AIDED BY SEVERAL FACTORS THAT LED TO STRONG RETURNS. California's robust economy provided significant revenues for municipal issuers, reducing their need to issue new bonds to finance operations. At the same time, investor demand surged as the tax advantages and the stability of municipal securities became appealing relative to the volatility of the stock market. Finally, the Fed reduced interest rates in January 2001, which pushed up prices of most fixed income securities.

THE FUND CONTINUED TO FOCUS ON HIGH QUALITY INVESTMENTS. This strategy has become especially important due to a slowing national economy, stock market declines and the California energy crisis, which could effect the state's revenues. While the fund has no direct exposure to the California utilities, we continue to monitor the situation closely and still feel that California municipal securities in the fund represent stable investments.


(1) Source: Morningstar, Inc.

(2) Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 2/28/01, which may have changed since then, and is not a precise indication of risk or performance--past, present or future. Definitions of style box categories: Sensitivity (measured as duration): Low, up to 4.5 years; Medium, more than 4.5 years to less than seven years; High, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

(3) A portion of income also may be subject to the alternative minimum tax
    (AMT).

PERFORMANCE


AVERAGE ANNUAL TOTAL RETURNS AS OF 2/28/01

This chart compares performance of the fund with the Lehman Brothers 3-Year Municipal Bond Index and the Morningstar Municipal Short Bond Fund category. As of the end of the report period, the fund's 30-day SEC yield was 3.30% (1) and its taxable-equivalent yield was 6.02%.(1)(2)


                    [AVERAGE ANNUAL TOTAL RETURNS BAR CHART]

                                       Total Return

                                          Lehman Brothers 3-Year     Peer Group
                               Fund(1)        Municipal Index        Average(3)
6 Months(4)                     3.45               4.07                 2.91
1 Year                          7.94               7.73                 6.35
5 Year                          4.55               4.88                 4.09
SINCE INCEPTION: 4/21/93        4.55               4.85                 n/a

PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in the Lehman Brothers 3-Year Municipal Bond Index.

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. The indices are unmanaged, and you cannot invest in them directly. The fund's share price changes, and when you sell your shares they may be worth more or less than what you paid for them. Keep in mind that past performance isn't an indication of future results.


                [PERFORMANCE OF A $10,000 INVESTMENT LINE GRAPH]

                                                                      Lehman 3
                                                                     Year Muni
                                             Fund                    Bond Index
               4/21/93                      10000                      10000
               4/30/93                       9990                       9994
               5/31/93                      10037                      10021
               6/30/93                      10136                      10085
               7/31/93                      10157                      10090
               8/31/93                      10257                      10185
               9/30/93                      10328                      10229
              10/31/93                      10340                      10251
              11/30/93                      10310                      10237
              12/31/93                      10444                      10345
               1/31/94                      10517                      10429
               2/28/94                      10372                      10332
               3/31/94                      10188                      10207
               4/30/94                      10239                      10267
               5/31/94                      10272                      10315
               6/30/94                      10253                      10318
               7/31/94                      10356                      10404
               8/31/94                      10390                      10441
               9/30/94                      10350                      10415
              10/31/94                      10280                      10390
              11/30/94                      10167                      10371
              12/31/94                      10227                      10416
               1/31/95                      10350                      10502
               2/28/95                      10503                      10613
               3/31/95                      10598                      10708
               4/30/95                      10614                      10744
               5/31/95                      10826                      10909
               6/30/95                      10809                      10935
               7/31/95                      10925                      11050
               8/31/95                      11030                      11137
               9/30/95                      11090                      11168
              10/31/95                      11174                      11222
              11/30/95                      11256                      11294
              12/31/95                      11296                      11341
               1/31/96                      11366                      11430
               2/29/96                      11358                      11432
               3/31/96                      11308                      11404
               4/30/96                      11325                      11418
               5/31/96                      11332                      11428
               6/30/96                      11393                      11497
               7/31/96                      11466                      11560
               8/31/96                      11483                      11577
               9/30/96                      11557                      11648
              10/31/96                      11634                      11730
              11/30/96                      11742                      11839
              12/31/96                      11737                      11845
               1/31/97                      11776                      11897
               2/28/97                      11837                      11955
               3/31/97                      11762                      11893
               4/30/97                      11815                      11944
               5/31/97                      11916                      12041
               6/30/97                      11991                      12112
               7/31/97                      12139                      12256
               8/31/97                      12120                      12231
               9/30/97                      12196                      12319
              10/31/97                      12227                      12374
              11/30/97                      12268                      12410
              12/31/97                      12346                      12494
               1/31/98                      12433                      12576
               2/28/98                      12459                      12603
               3/31/98                      12467                      12623
               4/30/98                      12435                      12605
               5/31/98                      12540                      12723
               6/30/98                      12568                      12766
               7/31/98                      12635                      12812
               8/31/98                      12749                      12936
               9/30/98                      12863                      13019
              10/31/98                      12892                      13081
              11/30/98                      12931                      13113
              12/31/98                      12942                      13144
               1/31/99                      13054                      13264
               2/28/99                      13054                      13278
               3/31/99                      13073                      13290
               4/30/99                      13088                      13332
               5/31/99                      13067                      13313
               6/30/99                      12966                      13233
               7/31/99                      13034                      13298
               8/31/99                      13024                      13314
               9/30/99                      13090                      13364
              10/31/99                      13042                      13366
              11/30/99                      13108                      13425
              12/31/99                      13027                      13403
               1/31/00                      13092                      13427
               2/29/00                      13145                      13469
               3/31/00                      13257                      13537
               4/30/00                      13193                      13540
               5/31/00                      13238                      13554
               6/30/00                      13440                      13726
               7/31/00                      13579                      13837
               8/31/00                      13717                      13943
               9/30/00                      13680                      13947
              10/31/00                      13766                      14025
              11/30/00                      13810                      14081
              12/31/00                      13971                      14239
               1/31/01                      14189                      14454
               2/28/01                      14189                      14510


(1) Fund yield and returns reflect expense reductions by the fund's investment adviser (CSIM) and transfer agent and shareholder services agent (Schwab). Without these reductions, the fund's yield and returns would have been lower.

(2) This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest combined federal and California tax bracket (45.22%). Your tax rate may be different.

(3) Source: Morningstar, Inc. As of 2/28/01, there were 105 funds in the Morningstar Municipal Short Bond Fund category that had track records of at least one year.

(4) Not Annualized.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND

FUND FACTS

TOP 10 HOLDINGS(1) AS OF 2/28/01

                                                                                                 PERCENTAGE OF
        SECURITY                                                       RATE    MATURITY DATE      INVESTMENTS
(1)     BAY AREA GOVERNMENT ASSOCIATION Bay Area Rapid Transit
        Capital Grant, Revenue Tax Allocation, Series                  4.50%       6/15/02            3.5%
        1997A-6

(2)     LOS ANGELES UNIFIED SCHOOL DISTRICT
        General Obligation, Series 2000D                               5.50%        7/1/10            3.0%

(3)     LONG BEACH HARBOR Revenue Refunding, Series 2000A              5.50%       5/15/10            3.0%

(4)     CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY Marshall
        Hospital
        Insured Hospital Revenue, Series 1992A                         6.63%       11/1/02            2.9%

(5)     LONG BEACH HARBOR Revenue Refunding, Series 1998A              5.50%       5/15/05            2.9%

(6)     WEST & CENTRAL BASIN FINANCING AUTHORITY-WEST BASIN PROJECT
        Revenue Refunding, Series 1993A                                5.30%        8/1/09            2.6%

(7)     ALAMEDA COUNTY Reference & Capital Projects                    5.00%       12/1/06            2.5%

(8)     EAST BAY-DELTA HOUSING & FINANCE AUTHORITY
        Pass Through Obligation Lease Purpose, Revenue, Series 2000A   4.75%        6/1/05            2.5%

(9)     SANTA CLARA COUNTY FINANCING AUTHORITY Multi-Facilities
        Projects
        Lease Revenue, Series 2000B                                    5.50%       5/15/05            2.4%

(10)    ORANGE COUNTY RECOVERY Series 1996A                            6.00%        7/1/08            2.3%
----------------------------------------------------------------------------------------------------------
        TOTAL                                                                                        27.6%

DIVIDENDS PAID IN EACH FISCAL YEAR

                Year           Income Dividends per Share
                1993(2)                 0.13
                1994                    0.37
                1995                    0.42
                1996                    0.43
                1997                    0.43
                1998                    0.42
                1999                    0.39
                2000                    0.39
                2001(3)                 0.2

(1)   This list is not a recommendation of any security by the adviser.

(2)   Period from the fund's inception on 4/21/93 through 8/31/93.

(3)   For the six-month period ended 2/28/01.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND


COMPOSITION OF THE FUND'S PORTFOLIO AS OF 2/28/01

All figures are shown as a percentage of the fund's investments. Holdings may have changed since the report date.


BY SECURITY TYPE
--------------------------------------------------------------------------------

                          [BY SECURITY TYPE PIE CHART]

(1)  99.6% Municipal Bonds
(2)   0.4% Other Investment Companies


BY CREDIT QUALITY(1)
--------------------------------------------------------------------------------

                        [BY CREDIT QUALITY(1)PIE CHART]

(1)  58.3% AAA
(2)  25.8% AA
(3)   9.5% A
(4)   2.3% BBB
(5)   2.2% Short-Term Ratings
(6)   1.9% Unrated Securities


BY MATURITY
--------------------------------------------------------------------------------

                            [BY MATURITY PIE CHART]

(1)  5.8%  0-6 Months
(2)  28.1% 7-36 Months
(3)  24.9% 37-60 Months
(4)  41.2% More than 60 Months


FUND FACTS AS OF 2/28/01

                                                                   PEER GROUP
                                           FUND                    AVERAGE(2)
--------------------------------------------------------------------------------
Number of Issues                            77                        105
12-Month Yield                            3.86%(2)                   4.07%
Weighted Average Rate                     5.40%                      5.60%
Weighted Average Maturity                 4.4 yrs                    5.4 yrs
Weighted Average Duration                 3.9 yrs                    2.8 yrs
Weighted Average Credit Quality            AA                         AA

                     FUND                      0.49%
                     PEER GROUP AVERAGE        0.89%(2)

(1) Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.

(2) Source: Morningstar, Inc. As of 2/28/01, there were 105 funds in the Morningstar Municipal Short Bond Fund category.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. Because this is a semiannual report, the figures for the current report period are unaudited.

Two other sections of this report provide context for the data in these financials. THE FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS

                                                               9/1/00-     9/1/99-     9/1/98 -    9/1/97-     9/1/96-     9/1/95-
                                                               2/28/01     8/31/00     8/31/99     8/31/98     8/31/97     8/31/96
                                                               -----       -----       -----       -----       -----       -----
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                         10.22       10.09       10.26       10.16       10.04       10.06
                                                               -----------------------------------------------------------------
Income from investment operations:
    Net investment income                                       0.20        0.39        0.39        0.41        0.43        0.43
    Net realized and unrealized gains or losses                 0.15        0.13       (0.17)       0.11        0.12       (0.02)
                                                               -----------------------------------------------------------------
    Total income from investment operations                     0.35        0.52        0.22        0.52        0.55        0.41
Less distributions:
    Dividends from net investment income                       (0.20)      (0.39)      (0.39)      (0.42)      (0.43)      (0.43)
                                                               -----------------------------------------------------------------
Net asset value at end of period                               10.37        0.22       10.09       10.26       10.16       10.04
                                                               =================================================================
Total return (%)                                                3.45(1)     5.32        2.16        5.19        5.54        4.11

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
 average net assets                                             0.49(2)     0.49(3)     0.49        0.49        0.49        0.49
Expense reductions reflected in above ratio                     0.18(2)     0.21        0.28        0.30        0.40        0.38
Ratio of net investment income to
 average net assets                                             3.92(2)     3.91        3.81        4.02        4.21        4.23
Portfolio turnover rate                                           10          42           7           8          23          20
Net assets, end of period ($ x 1,000,000)                        143         124         126          96          59          46

(1)  Not annualized.
(2)  Annualized.
(3) Would have been 0.50% if non-routine expenses (proxy fees) had been included.

See the Financial Notes, which
are integral to this information.

PORTFOLIO HOLDINGS

As of February 28, 2001; unaudited.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1)        Top ten holding

+          Credit-enhanced security

-          Certificate of Participation

[TRIANGLE] Delayed-delivery security

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the coupon rate as of the report date, and the maturity shown is the date of the next rate reset (or the demand date, for securities that have a demand date that's later than the reset date).

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE GRAPHIC]           99.6%     MUNICIPAL BONDS
                                  Market Value: $145,484
                                  Cost: $142,555

                         0.4%     OTHER INVESTMENT COMPANIES
                                  Market Value: $627
                                  Cost: $627
                       _____________________________________

                       100.0%     TOTAL INVESTMENTS
                                  Market Value: $146,111
                                  Cost: $143,182

MUNICIPAL BONDS  99.6% of investments

ISSUER
PROJECT                                                                     MATURITY     FACE VALUE    MKT. VALUE
   TYPE OF SECURITY, SERIES                                      RATE         DATE       ($ x 1,000)   ($ x 1,000)

FIXED-RATE OBLIGATIONS 96.9%
-----------------------------------------------------------------------------------------------------------------
      CALIFORNIA  91.0%

+     ADELANTO PUBLIC UTILITY AUTHORITY
      Utility System Project
         Revenue, Series 2000A                                   4.45%      11/01/01        2,375         2,393

+-(7) ALAMEDA COUNTY
      Reference & Capital Projects                               5.00%      12/01/06        3,480         3,721

      ALAMEDA PUBLIC FINANCING AUTHORITY
         Revenue                                                 4.85%      09/02/06        2,140         2,147

+[TRIANGLE](1) BAY AREA GOVERNMENT ASSOCIATION
      Bay Area Rapid Transit Capital Grant
        Revenue Tax Allocation, Series 1997A-6                   4.50%      06/15/02        5,000         5,081

+     CALIFORNIA
         General Obligation, Series 1994                         6.50%      03/01/03        2,000         2,120

      CALIFORNIA EDUCATIONAL FACILITIES AUTHORITY
      Loyola Marymount University
         Revenue, Series 1992B                                   6.60%      10/01/02        1,450         1,554
      Mills College
         Revenue, Series 1992                                    6.88%      09/01/02          500           536

+     Pooled College & University Projects
         Revenue, Series 1997A                                   5.05%      04/01/05        1,010         1,069
      Stanford University Project
         Revenue Refunding, Series 1997M                         5.25%      12/01/01        1,600         1,628


                                                  See the Financial Notes, which
                                               are integral to this information.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of February 28, 2001; unaudited.

ISSUER
PROJECT                                                                     MATURITY     FACE VALUE    MKT. VALUE
   TYPE OF SECURITY, SERIES                                      RATE         DATE       ($ x 1,000)   ($ x 1,000)
-----------------------------------------------------------------------------------------------------------------
+     University of San Diego
         Revenue Refunding                                       4.50%      10/01/02        1,000         1,023

      CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY
+     Association of Retarded Citizens
         Insured Revenue, Series 1991                            7.00%      05/01/01          455           466
      Catholic Health Care West
         Insured Revenue, Series 1997A                           5.00%      07/01/03        2,000         2,071
      Kaiser Permanente Hospital
         Revenue, Series 1998B                                   5.00%      10/01/08        2,500         2,554
+(4)  Marshall Hospital
         Insured Hospital Revenue, Series 1992A                  6.63%      11/01/02        4,000         4,301

      CALIFORNIA PUBLIC WORKS BOARD
         Energy Efficiency Revenue Refunding, Series 1998B       4.00%      09/01/06        1,155         1,175
      Department of Corrections State Prisons Imperial County
         Lease Revenue Refunding, Series 1998B                   4.50%      09/01/05        3,000         3,124
      Regents University of California
         Lease Revenue Refunding, Series 1998A                   5.25%      12/01/07        2,000         2,165
+     Various Universities of California Projects
         Lease Revenue, Series 1992A                             5.60%      12/01/01        2,000         2,040
         Lease Revenue, Series 1992A                             6.40%      12/01/02        2,000         2,148

      CALIFORNIA STATEWIDE COMMUNITY DEVELOPMENT AUTHORITY
+     Sherman Oaks Project
         Revenue Refunding, Series 1998A                         5.00%      08/01/06        2,500         2,658
-     St. Joseph Health Systems Group
         Series 1994                                             6.50%      07/01/04        2,000         2,232
         Series 1997                                             5.00%      07/01/04          750           773
-     The Internet Group                                         4.13%      04/01/04        3,500         3,352

      CENTRAL CONTRA COSTA SANITARY DISTRICT
         Revenue Refunding                                       4.10%      09/01/09        1,435         1,450

+(8)  EAST BAY-DELTA HOUSING & FINANCING AUTHORITY
      Pass Through Obligation Lease Purpose
         Revenue, Series 2000A                                   4.75%      06/01/05        3,550         3,603

      FAIRFIELD
         Tax & Revenue Anticipation                              5.25%      09/28/01        1,150         1,165

+     FONTANA
      Senior Community Facilities District No. 2-A
         Special Tax Refunding, Series 1998                      4.10%      09/01/04        1,120         1,146

      FREMONT UNIFIED HIGH SCHOOL DISTRICT SANTA CLARA COUNTY
         General Obligation, Series 2000B                        5.75%      09/01/08        1,520         1,706

      FRESNO
+     Community Facilities District No. 3
         Special Tax, Series 1998                                4.75%      09/01/05        1,855         1,861
      Holy Cross Health System -- St. Agnes Medical Center
         Health Facility Revenue, Series 1991                    6.50%      06/01/02          550           583

See the Financial Notes, which
are integral to this information.

ISSUER
PROJECT                                                                     MATURITY     FACE VALUE    MKT. VALUE
   TYPE OF SECURITY, SERIES                                      RATE         DATE       ($ x 1,000)   ($ x 1,000)
-----------------------------------------------------------------------------------------------------------------
      HUNTINGTON BEACH
      Huntington Village
         Multifamily Housing Revenue Refunding, Series 2000A     4.80%      09/01/07        2,970         2,981

+     INGLEWOOD REDEVELOPMENT AGENCY
      Merged Redeveloped Project
         Tax Allocation Refunding, Series 1998A                  3.88%      05/01/05          525           533

+-    INTERCOMMUNITY HOSPITAL FINANCING AUTHORITY
      North Bay Healthcare Project                               4.40%      11/01/06          500           499

+     INTERMODAL CONTAINER TRANSFER FACILITY JOINT POWERS
        AUTHORITY
         Revenue Refunding, Series 1999A                         5.00%      11/01/08        1,210         1,301
         Revenue Refunding, Series 1999A                         5.00%      11/01/09        1,375         1,480

      LONG BEACH HARBOR
+(5)     Revenue Refunding, Series 1998A                         5.50%      05/15/05        3,985         4,237
(3)      Revenue Refunding, Series 2000A                         5.50%      05/15/10        4,000         4,345

+-    LOS ANGELES
      American Academy of Dramatic Arts
         Series 2000A                                            4.70%      11/01/05        1,300         1,361

+     LOS ANGELES COMMUNITY REDEVELOPMENT POOLED FINANCING
        AUTHORITY
      Beacon Street Project
         Revenue Refunding, Series 1998F                         5.00%      09/01/07          810           868
      Monterey Project
         Revenue Refunding, Series 1998E                         5.00%      09/01/07        1,570         1,682

      LOS ANGELES COUNTY TRANSPORTATION COMMISSION
      Proposition C
         Sales Tax Revenue, Second Series 1992A                  6.20%      07/01/04        3,000         3,252

      LOS ANGELES DEPARTMENT OF WATER & POWER
         Electric Plant Revenue Refunding, Series 1994           4.50%      08/15/01        2,270         2,286

      LOS ANGELES STATE BUILDING AUTHORITY
      California Department of General Services
         Lease Revenue Refunding, Series 1995A                   5.60%      05/01/04        1,000         1,065

(2)   LOS ANGELES UNIFIED SCHOOL DISTRICT
         General Obligation, Series 2000D                        5.50%      07/01/10        4,000         4,430

      METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA
         Waterworks Revenue, Series 1991                         6.63%      07/01/01        1,000         1,031

+     NORTHERN CALIFORNIA POWER AGENCY
      Geothermal Project No. 3
         Public Power Revenue, Series 1993A                      5.60%      07/01/06        2,000         2,189
         Public Power Revenue, Series 1998A                      5.00%      07/01/04        2,000         2,100

+-(10)ORANGE COUNTY RECOVERY
         Series 1996A                                            6.00%      07/01/08        3,000         3,398

                                                  See the Financial Notes, which
                                               are integral to this information.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of February 28, 2001; unaudited.

ISSUER
PROJECT                                                                     MATURITY     FACE VALUE    MKT. VALUE
   TYPE OF SECURITY, SERIES                                      RATE         DATE       ($ x 1,000)   ($ x 1,000)
-----------------------------------------------------------------------------------------------------------------
+     RANCHO WATER DISTRICT FINANCING AUTHORITY
         Revenue                                                 4.70%      09/15/01        2,500         2,517
         Revenue                                                 5.88%      11/01/10        1,500         1,647

+-    RIM OF THE WORLD UNIFIED SCHOOL DISTRICT
      Measure V Capital Improvement Projects
         Series 1992                                             5.90%      09/01/01        1,490         1,512

      RIVERSIDE COUNTY PUBLIC FINANCING AUTHORITY
      Open Space
         Lease Revenue, Series 2000A                             5.00%      04/01/02        2,000         2,041

+     SACRAMENTO FINANCING AUTHORITY
      State of California EPA Building Project
         Lease Revenue, Series 1998A                             3.90%      05/01/07        1,000         1,008

      SAN DIEGO UNIFIED SCHOOL DISTRICT
         Tax & Revenue Anticipation, Series 2000A                5.25%      10/04/01        2,500         2,533

+     SAN FRANCISCO BAY AREA TRANSIT FINANCING AUTHORITY
         Bridge Toll Revenue, Series 1999                        5.00%      02/01/07          500           513

+     SAN FRANCISCO CITY & COUNTY AIRPORT COMMISSION
         International Airport Revenue, 2nd Series - Issue 15A   5.50%      05/01/09        2,000         2,171

+     SAN FRANCISCO STATE UNIVERSITY FOUNDATION, INC.
      Auxiliary Organization
         Student Housing Revenue                                 4.30%      07/01/05          540           541
         Student Housing Revenue                                 5.00%      07/01/08          400           411

+     SAN JOAQUIN AREA FLOOD CONTROL AGENCY
      Improvement Bond Act 1915
         Flood Protection Restoration Assessment, Series 1996    5.10%      09/02/03        1,305         1,355

      SAN JOSE FINANCING AUTHORITY
      Convention Center Project
         Revenue Refunding, Series 1993C                         5.90%      09/01/04        2,500         2,580

+     SANTA CLARA COUNTY FINANCING AUTHORITY
(9)   Multi-Facilities Projects
         Lease Revenue, Series 2000B                             5.50%      05/15/05        3,290         3,531
      VMC Facility Replacement Project
         Lease Revenue, Series 1994A                             7.75%      11/15/10        1,000         1,285

      SANTA MONICA WASTEWATER ENTERPRISE
      Hyperion Project
         Revenue, Series 1991A                                   6.25%      01/01/02        1,250         1,306

+     SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY
      San Juan Power Project Unit 3
         Power Revenue, Series 1993A                             5.00%      01/01/04        1,600         1,668

+     WEST & CENTRAL BASIN FINANCING AUTHORITY
         Revenue Refunding                                       6.13%      08/01/02        1,425         1,511

(6)   West Basin Project
         Revenue Refunding, Series 1993A                         5.30%      08/01/09        3,665         3,848
                                                                                                        -------
                                                                                                        132,861


See the Financial Notes, which
are integral to this information.

ISSUER
PROJECT                                                                     MATURITY     FACE VALUE    MKT. VALUE
   TYPE OF SECURITY, SERIES                                      RATE         DATE       ($ x 1,000)   ($ x 1,000)
-----------------------------------------------------------------------------------------------------------------
      PUERTO RICO  5.9%

+     PUERTO RICO COMMONWEALTH AQUEDUCT & SEWER AUTHORITY

         Revenue Refunding                                       6.00%      07/01/06        3,000         3,330
+     PUERTO RICO ELECTRIC POWER AUTHORITY
         Revenue Refunding, Series 1997CC                        5.50%      07/01/08        3,000         3,293
+     PUERTO RICO MUNICIPAL FINANCE AGENCY
         General Obligation, Series 1999A                        5.50%      08/01/08        1,820         2,000
                                                                                                          -----
                                                                                                          8,623

      VARIABLE RATE OBLIGATIONS  2.7%
-----------------------------------------------------------------------------------------------------------------
      CALIFORNIA  2.7%

+     CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY
      Pacific Gas & Electric Co.
         Pollution Control Revenue, Series 1996E                 6.50%      03/01/01          650           650

+     IRVINE RANCH WATER DISTRICT
         Consolidated Revenue                                    1.50%      03/01/01           50            50
         Consolidated Revenue Refunding, Series 1985B            1.65%      03/01/01          500           500
-     Capital Improvement Project                                1.40%      03/01/01          700           700
      Districts 105, 140, 240 & 250
         General Obligation, Series 1995                         1.40%      03/01/01        1,000         1,000

+-    ORANGE COUNTY SANITATION DISTRICT
         Series 2000A                                            1.50%      03/01/01          700           700
      Districts 1-3, 5-7 & 11
         Refunding                                               1.50%      03/01/01          400           400
                                                                                                          -----
                                                                                                          4,000

      OTHER INVESTMENT COMPANIES  0.4% of investments

                                                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                                                  ($ x 1,000)
      PROVIDENT INSTITUTIONAL FUNDS --
      CALIFORNIA MONEY FUND PORTFOLIO    627,383                                                            627

--------------------------------------------------------------------------------
END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


                                                  See the Financial Notes, which
                                               are integral to this information.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS

Statement of
ASSETS AND LIABILITIES
As of February 28, 2001; unaudited. All numbers x 1,000 except NAV.

ASSETS
------------------------------------------------------------------
Investments, at market value                              $146,111(1)
Receivables:
   Fund shares sold                                             76
   Interest                                           +      2,062
                                                      ------------
TOTAL ASSETS                                               148,249

LIABILITIES
------------------------------------------------------------------
Payables:
   Dividends to shareholders                                    33
   Investments bought                                        5,097
   Investment adviser and administrator fees                     2
   Transfer agent and shareholder service fees                   4
Accrued expenses                                      +         38
                                                      ------------
TOTAL LIABILITIES                                            5,174

NET ASSETS
------------------------------------------------------------------
TOTAL ASSETS                                               148,249
TOTAL LIABILITIES                                     -      5,174
                                                      ------------
NET ASSETS                                                $143,075

NET ASSETS BY SOURCE
Capital received from investors                            141,000
Distributions in excess of net investment income               (17)
Net realized capital losses                                   (837)
Net unrealized capital gains                                 2,929

NET ASSET VALUE (NAV)

                           SHARES
NET ASSETS    DIVIDED BY   OUTSTANDING   =    NAV
$143,075                   13,798             $10.37



(1) The fund's amortized cost for these securities was $143,182. Not counting short-term obligations, the fund paid $35,388 for securities during the report period, and received $13,508 from securities it sold or that matured. This includes $21,519 in transactions with other SchwabFunds(R).

FEDERAL TAX DATA
------------------------------------------------
COST BASIS OF PORTFOLIO                 $143,182
NET UNREALIZED GAINS AND LOSSES:
Gains                                     $3,113
Losses                                  +   (184)
                                        --------
                                          $2,929
UNUSED CAPITAL LOSSES:
Expires 08/31 of:                    Loss amount
  2003                                       $68
  2004                                       696
  2008                                  +     27
                                        --------
                                            $791
DEFERRED CAPITAL LOSSES                      $23


See the Financial Notes, which
are integral to this information.

Statement of
OPERATIONS
For September 1, 2000 through February 28, 2001; unaudited. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------
Interest                                                      $2,940

NET REALIZED LOSSES
--------------------------------------------------------------------
Net realized losses on investments sold                          (23)

NET UNREALIZED GAINS
--------------------------------------------------------------------
Net unrealized gains on investments                            2,051

EXPENSES
--------------------------------------------------------------------
Investment adviser and administrator fees                        200 (1)
Transfer agent and shareholder service fees                      167 (2)
Trustees' fees                                                     4 (3)
Custodian and portfolio accounting fees                           39
Professional fees                                                 13
Registration fees                                                  4
Shareholder reports                                               14
Other expenses                                          +          6
                                                        ------------
Total expenses                                                   447
Expense reduction                                       -        120 (4)
                                                        ------------
NET EXPENSES                                                     327

INCREASE IN NET ASSETS FROM OPERATIONS

TOTAL INVESTMENT INCOME                                        2,940
NET EXPENSES                                            -        327
                                                        ------------
NET INVESTMENT INCOME                                          2,613
NET REALIZED LOSSES                                              (23)(5)
NET UNREALIZED GAINS                                    +      2,051 (5)
                                                        ------------
INCREASE IN NET ASSETS FROM OPERATIONS                        $4,641

(1) Calculated as a percentage of average daily net assets: 0.30% of the first $500 million and 0.22% of assets beyond that.

(2) Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

(3)  For the fund's independent trustees only.

(4) This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through at least November 15, 2001, to 0.49% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

(5)  These add up to a net gain on investments of $2,028.

                                                  See the Financial Notes, which
                                               are integral to this information.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.
Figures for 9/1/00 - 2/28/01 are unaudited.

OPERATIONS
--------------------------------------------------------------------
                                  9/1/00 - 2/28/01  9/1/99 - 8/31/00

Net investment income                       $2,613            $4,596
Net realized losses                            (23)              (50)
Net unrealized gains                    +    2,051             1,514
                                        ----------------------------
INCREASE IN NET ASSETS FROM OPERATIONS       4,641             6,060

DISTRIBUTIONS PAID
--------------------------------------------------------------------
Dividends from net investment income        $2,605            $4,593

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------
                            9/1/00 - 2/28/01       9/1/99 - 8/31/00
                         Quantity       Value   Quantity       Value
Shares sold                 3,056     $31,302      5,558     $55,787
Shares reinvested             195       2,003        347       3,489
Shares redeemed          + (1,542)    (15,830)    (6,276)    (62,877)
                         -------------------------------------------
NET INCREASE OR DECREASE    1,709     $17,475       (371)    ($3,601)


SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------
                            9/1/00 - 2/28/01       9/1/99 - 8/31/00
                           Shares  Net Assets     Shares  Net Assets
Beginning of period        12,089    $123,564     12,460    $125,698
Total increase or
decrease                 +  1,709      19,511       (371)     (2,134)(1)
                         -------------------------------------------
END OF PERIOD              13,798    $143,075     12,089    $123,564 (2)

(1) Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus total distributions paid.

(2) Includes distributions that exceeded net investment income by $17 for the current period and $25 for the prior period.

See the Financial Notes, which
are integral to this information.

SCHWAB

CALIFORNIA LONG-TERM
TAX-FREE BOND FUND


                             [PHOTO JOANNE LARKIN]


"While the California energy crisis heightened credit awareness, the fund benefited from holding high-quality bonds as demand for them increased."

     Portfolio Manager
     Joanne Larkin

JOANNE LARKIN, a vice president of the investment adviser, has had overall management responsibility for the fund since its inception. Prior to joining the firm in February 1992, she worked for more than eight years in fixed income asset management and research.

           TICKER SYMBOL                          SXCAX
           ---------------------------------------------------
                                              INTEREST RATE
                                            SENSITIVITY(1, 2)
                                          LOW    MEDIUM   HIGH
                                          --------------------
           CREDIT QUALITY(1, 2)

               HIGH                       [ ]     [ ]      [X]

               MEDIUM                     [ ]     [ ]      [ ]

               LOW                        [ ]     [ ]      [ ]

This fund is designed for California taxpayers who want double tax-free income and can accept higher risk in exchange for potentially higher long-term returns.

--------------------------------------------------------------------------------

THE FUND SEEKS HIGH CURRENT INCOME EXEMPT FROM FEDERAL AND CALIFORNIA PERSONAL INCOME TAX THAT IS CONSISTENT WITH CAPITAL PRESERVATION.(3)

MANAGER'S PERSPECTIVE

A SIGNIFICANT RALLY IN THE CALIFORNIA MUNICIPAL MARKETS LED TO STRONG PERFORMANCE FOR THE FUND DURING THE REPORT PERIOD. The municipal markets benefited from the volatility in the equity markets as investors sought the protection offered by fixed income investments.

THE MUNICIPAL MARKET WAS AIDED BY SEVERAL FACTORS THAT LED TO STRONG RETURNS. California's robust economy provided significant revenues for municipal issuers, reducing their need to issue new bonds to finance operations. At the same time, investor demand surged as the tax advantages and the stability of municipal securities became appealing relative to the volatility of the stock market. Finally, the Fed reduced interest rates in January 2001, which pushed up prices of most fixed income securities.

THE FUND CONTINUED TO FOCUS ON HIGH QUALITY INVESTMENTS. This strategy has become especially important due to a slowing national economy, stock market declines and the California energy crisis, which could effect the state's revenues. While the fund has no direct exposure to the California utilities, we continue to monitor the situation closely and still feel that California municipal securities in the fund represent stable investments.

(1)  Source: Morningstar, Inc.

(2) Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 2/28/01, which may have changed since then, and is not a precise indication of risk or performance--past, present or future. Definitions of style box categories: Sensitivity (measured as duration): Low, up to 4.5 years; Medium, more than 4.5 years to less than seven years; High, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

(3)  A portion of income also may be subject to the alternative minimum tax
     (AMT).

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 2/28/01

This chart compares performance of the fund with the Lehman Brothers General Municipal Bond Index and the Morningstar Municipal California Long Bond Fund category. As of the end of the report period, the fund's 30-day SEC yield was 4.86%1 and its taxable-equivalent yield was 8.87%.(1, 2)

                    [AVERAGE ANNUAL TOTAL RETURNS BAR CHART]

                                                    TOTAL RETURN

                                                   LEHMAN BROTHERS          PEER
                                                  GENERAL MUNICIPAL         GROUP
                                     FUND(1)          BOND INDEX          AVERAGE(3)
6 MONTHS(4)                           4.85%              5.19%              4.46%

1 YEAR                               14.99%             12.34%             12.75%

5 YEAR                                5.93%               6.1%              5.26%

INCEPTION: 2/24/1992                  6.89%              6.92%               n/a%

PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in the Lehman Brothers General Municipal Bond Index.

                                            LEHMAN
                                         3 YEAR MUNI
                        FUND              BOND INDEX
        2/24/92         10000               10000
        3/31/92         10099               10004
        4/30/92         10217               10093
        5/31/92         10410               10212
        6/30/92         10633               10383
        7/31/92         11082               10694
        8/31/92         10786               10590
        9/30/92         10835               10659
       10/31/92         10474               10554
       11/30/92         10921               10743
       12/31/92         11110               10853
        1/31/93         11256               10979
        2/28/93         11775               11376
        3/31/93         11561               11256
        4/30/93         11674               11370
        5/31/93         11736               11434
        6/30/93         11969               11624
        7/31/93         11957               11640
        8/31/93         12235               11882
        9/30/93         12371               12017
       10/31/93         12412               12041
       11/30/93         12263               11934
       12/31/93         12541               12186
        1/31/94         12671               12326
        2/28/94         12304               12006
        3/31/94         11683               11517
        4/30/94         11768               11615
        5/31/94         11867               11716
        6/30/94         11747               11644
        7/31/94         12008               11864
        8/31/94         12026               11905
        9/30/94         11824               11730
       10/31/94         11508               11521
       11/30/94         11235               11313
       12/31/94         11420               11562
        1/31/95         11901               11893
        2/28/95         12295               12238
        3/31/95         12414               12379
        4/30/95         12407               12394
        5/31/95         12825               12789
        6/30/95         12613               12677
        7/31/95         12685               12797
        8/31/95         12866               12960
        9/30/95         12972               13041
       10/31/95         13228               13230
       11/30/95         13507               13450
       12/31/95         13690               13579
        1/31/96         13785               13682
        2/29/96         13664               13589
        3/31/96         13436               13415
        4/30/96         13369               13378
        5/31/96         13379               13373
        6/30/96         13550               13518
        7/31/96         13700               13641
        8/31/96         13693               13639
        9/30/96         13920               13830
       10/31/96         14073               13986
       11/30/96         14365               14242
       12/31/96         14283               14182
        1/31/97         14294               14209
        2/28/97         14429               14340
        3/31/97         14175               14149
        4/30/97         14316               14268
        5/31/97         14581               14482
        6/30/97         14706               14637
        7/31/97         15266               15042
        8/31/97         15056               14901
        9/30/97         15253               15078
       10/31/97         15359               15175
       11/30/97         15475               15264
       12/31/97         15717               15487
        1/31/98         15918               15646
        2/28/98         15906               15651
        3/31/98         15879               15665
        4/30/98         15802               15595
        5/31/98         16078               15841
        6/30/98         16124               15903
        7/31/98         16145               15943
        8/31/98         16405               16190
        9/30/98         16645               16392
       10/31/98         16638               16392
       11/30/98         16728               16450
       12/31/98         16725               16491
        1/31/99         16903               16687
        2/28/99         16846               16613
        3/31/99         16888               16637
        4/30/99         16879               16678
        5/31/99         16727               16582
        6/30/99         16438               16343
        7/31/99         16418               16402
        8/31/99         16144               16270
        9/30/99         16135               16277
       10/31/99         15756               16101
       11/30/99         15957               16272
       12/31/99         15699               16150
        1/31/00         15540               16080
        2/29/00         15850               16267
        3/31/00         16384               16623
        4/30/00         16191               16525
        5/31/00         16125               16439
        6/30/00         16659               16875
        7/31/00         16951               17109
        8/31/00         17382               17373
        9/30/00         17310               17283
       10/31/00         17447               17471
       11/30/00         17628               17604
       12/31/00         18088               18038
        1/31/01         18191               18217
        2/28/01         18225               18275

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. The indices are unmanaged, and you cannot invest in them directly. The fund's share price changes, and when you sell your shares they may be worth more or less than what you paid for them. Keep in mind that past performance isn't an indication of future results.

(1) Fund yield and returns reflect expense reductions by the fund's investment adviser (CSIM) and transfer agent and shareholder services agent (Schwab). Without these reductions, the fund's yield and returns would have been lower.

(2) This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest combined federal and California tax bracket (45.22%). Your tax rate may be different.

(3) Source: Morningstar, Inc. As of 2/28/01, there were 123 funds in the Morningstar Municipal California Long Bond Fund category that had track records of at least one year.

(4) Not Annualized.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND


FUND FACTS

TOP 10 HOLDINGS 1 as of 2/28/01

                                                                                                   PERCENTAGE OF
      SECURITY                                                             RATE    MATURITY DATE    INVESTMENTS
(1)   LOS ANGELES UNIFIED SCHOOL DISTRICT
      General Obligation, Series 2000D                                     5.38%     07/01/25           4.2%

(2)   CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY
      Pacific Gas & Electric Co. Project, Revenue, Series A                5.35%     12/01/16           3.5%

(3)   SANTA ANA UNIFIED SCHOOL DISTRICT General Obligation                 5.70%     08/01/29           3.1%

(4)   SOUTH ORANGE COUNTY PUBLIC FINANCING AUTHORITY
      Special Tax Revenue, Series 1999A                                    5.25%     08/15/18           3.1%

(5)   CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY
      Children's Hospital of San Diego Insured Hospital
      Revenue Refunding, Series 1996                                       5.38%      07/01/16          2.7%

(6)   MENLO PARK COMMUNITY DEVELOPMENT AGENCY Las Pulgas
      Community Development Project, Tax Allocation                        5.55%      06/01/30          2.6%

(7)   FOOTHILL EASTERN CORRIDOR AGENCY Toll Road Revenue Refunding         5.13%      01/15/19          2.5%

(8)   LOS ANGELES COUNTY Antelope Valley Courthouse Series 2000A           5.25%      11/01/27          2.5%

(9)   CALIFORNIA General Obligation                                        5.25%      09/01/30          2.5%

(10)  SAN JOAQUIN COUNTY General Hospital Project, Refunding               5.00%      09/01/20          2.5%
-------------------------------------------------------------------------------------------------------------
      TOTAL                                                                                            29.2%

DIVIDENDS PAID IN EACH FISCAL YEAR

                          [DIVIDENDS PAID BAR DOCTOR]

               YEAR                     INCOME DIVIDENDS PER SHARE
               1992(2)                            0.51
               1993(3)                            0.38
               1994                               0.56
               1995                               0.56
               1996                               0.57
               1997                               0.56
               1998                               0.55
               1999                               0.54
               2000                               0.55
               2001(4)                            0.27

(1) This list is not a recommendation of any security by the adviser.

(2) Period from the fund's inception on 2/24/92 through 12/31/92.

(3) For the eight-month period ended 8/31/93.

(4) For the six-month period ended 2/28/01.

FUND FACTS Continued


COMPOSITION OF THE FUND'S PORTFOLIO as of 2/28/01

All figures are shown as a percentage of the fund's investments. Holdings may have changed since the report date.

BY SECURITY TYPE
--------------------------------------------------------------------------------
                          [BY SECURITY TYPE PIE CHART]

1.  98.6% Municipal Bonds
2.   1.4% Other Investment Companies


BY CREDIT QUALITY(1)
--------------------------------------------------------------------------------
                          [BY CREDIT QUALITY(1) PIE CHART]

1.  67.0% AAA
2.  14.0% AA
3.  10.9% A
4.   6.7% BBB
5.   1.4% Unrated Securities


BY MATURITY
--------------------------------------------------------------------------------
                             [BY MATURITY PIE CHART]

1.   4.2% 0-1 Year
2.   4.6% 2-10 Years
3.  46.6% 11-20 Years
4.  39.8% 21-30 Years
5.   4.8% More than 30 Years


FUND FACTS as of 2/28/01

                                                                    PEER GROUP
                                                   FUND              AVERAGE(2)
-------------------------------------------------------------------------------
Number of Issues                                    82                   137
-------------------------------------------------------------------------------
12-Month Yield                                     4.86%(2)             4.51%
-------------------------------------------------------------------------------
Weighted Average Rate                              5.60%                5.48%
-------------------------------------------------------------------------------
Weighted Average Maturity                         20.4 yrs              19 yrs
-------------------------------------------------------------------------------
Weighted Average Duration                         11.6 yrs             8.3 yrs
-------------------------------------------------------------------------------
Weighted Average Credit Quality                      AA                   AA
-------------------------------------------------------------------------------

          Fund                                         0.49%
          Peer Group Average                           1.13%(2)


(1) Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.

(2) Source: Morningstar, Inc. As of 2/28/01, there were 123 funds in the Morningstar Municipal California Long Bond Fund category.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND -- FINANCIALS
--------------------------------------------------------------------------------
FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. Because this is a semiannual report, the figures for the current report period are unaudited.

Two other sections of this report provide context for the data in these financials. THE FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS

                                                       9/1/00-       9/1/99-       9/1/98-       9/1/97-       9/1/96-       9/1/95-
                                                       2/28/01       8/31/00       8/31/99       8/31/98       8/31/97       8/31/96
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                 11.06         10.82         11.52         11.10         10.63         10.53
                                                       -----------------------------------------------------------------------------
Income from investment operations:
     Net investment income                              0.27          0.55          0.54          0.54          0.56          0.57
     Net realized and unrealized gains or losses        0.26          0.24         (0.70)         0.43          0.47          0.10
                                                       -----------------------------------------------------------------------------
     Total income or loss from investment operations    0.53          0.79         (0.16)         0.97          1.03          0.67
Less distributions:
     Dividends from net investment income              (0.27)        (0.55)        (0.54)        (0.55)        (0.56)        (0.57)
                                                       -----------------------------------------------------------------------------
Net asset value at end of period                       11.32         11.06         10.82         11.52         11.10         10.63
                                                       =============================================================================
Total return (%)                                        4.85(1)       7.67         (1.57)         8.96          9.95          6.43

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
     average net assets                                 0.49(2)       0.49(3)       0.49          0.49          0.49          0.49
Expense reductions reflected in above ratio             0.17(2)       0.19          0.26          0.27          0.33          0.33
Ratio of net investment income to
     average net assets                                 4.90(2)       5.19          4.69          4.79          5.17          5.30
Portfolio turnover rate                                   13            36            55            28            35            36
Net assets, end of period ($ x 1,000,000)                195           179           202           190           125           102




(1) Not annualized.

(2) Annualized.

(3) Would have been 0.50% if certain non-routine expenses (proxy fees) had been included.

                                               See the Financial Notes, which
                                               are integral to this information.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND -- FINANCIALS
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS

As of February 28, 2001; unaudited.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1)         Top ten holding

+           Credit-enhanced security

-           Certificate of Participation

[TRIANGLE]  Delayed-delivery security

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the coupon rate as of the report date, and the maturity shown is the date of the next rate reset (or the demand date, for securities that have a demand date that's later than the reset date).

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

                                  [PIE CHART]

98.6%      MUNICIPAL BONDS
           Market Value: $198,298
           Cost: $190,716

1.4%       OTHER INVESTMENT COMPANIES
           Market Value: $2,897
           Cost: $2,897

-------------------------------------

100.0%     TOTAL INVESTMENTS
           Market Value: $201,195
           Cost: $193,613

MUNICIPAL BONDS  98.6% OF INVESTMENTS
--------------------------------------------------------------------------------

            ISSUER
            PROJECT                                                             MATURITY   FACE VALUE    MKT. VALUE
               TYPE OF SECURITY, SERIES                                 RATE      DATE     ($ x 1,000)   ($ x 1,000)
            FIXED-RATE OBLIGATIONS  95.8%
--------------------------------------------------------------------------------------------------------------------

            CALIFORNIA  95.8%

          - ABAG FINANCE AUTHORITY FOR NONPROFIT CORPORATIONS
          + Lytton Gardens, Inc.
               Insured Revenue                                          6.00%   02/15/30      3,000          3,122
            Schools of Sacred Heart
               Revenue, Series 2000A                                    6.45%   06/01/30      1,500          1,598
          - ALAMEDA COUNTY
            Alameda Medical Center Project
               Series 1998                                              5.38%   06/01/18      3,400          3,513
          + BAY AREA GOVERNMENT ASSOCIATION
            Redevelopment Agency Pool
               Revenue Tax Allocation, Series 1997A-6                   5.25%   12/15/17      1,200          1,241
          + BISHOP UNION HIGH SCHOOL DISTRICT
               Joint General Obligation                                 5.50%   08/01/25      1,175          1,221
          + BREA OLINDA UNIFIED SCHOOL DISTRICT
               General Obligation, Series 1999A                         5.60%   08/01/20      1,000          1,055
       +(9) CALIFORNIA
               General Obligation                                       5.25%   09/01/30      5,000          5,030



See the Financial Notes, which
are integral to this information.

            ISSUER
            PROJECT                                                             MATURITY   FACE VALUE    MKT. VALUE
               TYPE OF SECURITY, SERIES                                 RATE      DATE     ($ x 1,000)   ($ x 1,000)
            CALIFORNIA EDUCATIONAL FACILITIES AUTHORITY
            Pepperdine University
               Revenue                                                  5.75%   09/15/30      3,000          3,186
            Santa Clara University
               Revenue Refunding                                        5.25%   09/01/26      2,330          2,407
            University of Southern California
               Revenue                                                  5.50%   10/01/27      4,570          4,733
            CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY
            Cedars Sinai Medical Center
               Revenue, Series 1999A                                    6.13%   12/01/19      2,750          2,912
       +(5) Children's Hospital of San Diego
               Insured Hospital Revenue Refunding, Series 1996          5.38%   07/01/16      5,180          5,371
            Kaiser Permanente Hospital
               Revenue, Series 1998B                                    5.00%   10/01/18      5,000          4,731
            CALIFORNIA HOUSING FINANCE AGENCY
               Home Mortgage Revenue, Series 1994G                      7.20%   08/01/14      3,000          3,180
          +    Home Mortgage Revenue, Series 1995L                      5.90%   08/01/17      1,000          1,045
               Multi-Unit Rental Housing Revenue, Series 1992B-II       6.70%   08/01/15      1,000          1,043
          +    Revenue, Series 1995J                                    6.00%   08/01/17      3,000          3,134
          + CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK
               Revenue                                                  5.25%   06/01/30      5,000          5,021
       +(2) CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY
            Pacific Gas & Electric Co. Project
               Revenue, Series A                                        5.35%   12/01/16      7,000          7,000
          + CALIFORNIA PUBLIC WORKS BOARD LEASE
            Various California State Universities
               Revenue Refunding, Series 1996A                          5.38%   10/01/17        200            207
          - CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY
            Cedars-Sinai Medical Center
               Hospital Revenue                                         6.50%   08/01/15      1,250          1,295
            The Internext Group                                         5.38%   04/01/17      5,000          4,675
          + COLTON PUBLIC FINANCING AUTHORITY
               Special Tax Revenue, Series 1996                         5.45%   09/01/19      3,020          3,110
               Tax Allocation Revenue, Series 1998A                     5.00%   08/01/18      2,715          2,741
            EAST BAY MUNICIPAL UTILITY DISTRICT
               Water System Revenue, Series 1998                        5.25%   06/01/19      2,600          2,644
         +- ESCONDIDO
               Revenue, Series 2000A                                    6.00%   09/01/31      2,000          2,199
       +(7) FOOTHILL EASTERN CORRIDOR AGENCY
               Toll Road Revenue Refunding                              5.13%   01/15/19      5,000          5,064
          + HUNTINGTON BEACH CALIFORNIA PUBLIC FINANCING AUTHORITY
            Capital Improvement Project
               Lease Revenue, Series 2000A                              5.50%   09/01/20      1,500          1,560
          + INGLEWOOD REDEVELOPMENT AGENCY
            Merged Redevelopment Project
               Tax Allocation, Series 1998A                             5.25%   05/01/16      1,000          1,074



                                               See the Financial Notes, which
                                               are integral to this information.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND -- FINANCIALS
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS Continued

As of February 28, 2001; unaudited.



            ISSUER
            PROJECT                                                             MATURITY   FACE VALUE    MKT. VALUE
               TYPE OF SECURITY, SERIES                                 RATE      DATE     ($ x 1,000)   ($ x 1,000)
      +-(8) LOS ANGELES COUNTY
            Antelope Valley Courthouse
               Series 2000A                                             5.25%   11/01/27      5,000          5,052
            LOS ANGELES COUNTY TRANSPORTATION COMMISSION
               Sales Tax Revenue Refunding, Series 1991B                6.50%   07/01/13        555            571
            LOS ANGELES DEPARTMENT OF WATER & POWER
               Electric Plant Revenue                                   6.00%   01/15/11        865            913
        (1) LOS ANGELES UNIFIED SCHOOL DISTRICT
               General Obligation, Series 2000D                         5.38%   07/01/25      8,330          8,504
       +(6) MENLO PARK COMMUNITY DEVELOPMENT AGENCY
            Las Pulgas Community Development Project
               Tax Allocation                                           5.55%   06/01/30      5,000          5,203
          + MODESTO PUBLIC FINANCING AUTHORITY
            Capital Imports & Refining Project
               Lease Revenue                                            5.13%   09/01/20      3,740          3,767
          + NORTHERN CALIFORNIA POWER AGENCY
               Multiple Capital Facilities Revenue, Series 1992A        6.50%   08/01/12      1,875          1,994
            OAKLAND JOINT POWERS FINANCING AUTHORITY
               Reassessment Revenue                                     5.50%   09/02/24        995            997
          - OCEANSIDE BUILDING AUTHORITY
               Refunding, Series 1993A                                  6.38%   04/01/12      1,250          1,322
          + PORT OF OAKLAND
               Revenue Series 2000K                                     5.75%   11/01/29      3,500          3,646
          + RANCHO CUCAMONGA REDEVELOPMENT AGENCY
            Rancho Redevelopment Project
               Tax Allocation Refunding                                 5.25%   09/01/20      4,315          4,405
            RIVERSIDE COUNTY PUBLIC FINANCING AUTHORITY
            Redevelopment Projects
               Tax Allocation Revenue, Series 1997A                     5.63%   10/01/33      4,905          4,759
            SACRAMENTO COUNTY SANITATION DISTRICT FINANCING AUTHORITY
               Revenue, Series 2000A                                    5.88%   12/01/27      1,000          1,048
          + SACRAMENTO FINANCING AUTHORITY
            Solid Waste & Redevelopment
               Capital Improvement Revenue                              5.88%   12/01/29      3,000          3,263
          - SACRAMENTO REGIONAL TRANSIT DISTRICT
               Series 1992A                                             6.38%   03/01/05        250            262
            Light Rail Transportation
               Refunding                                                6.75%   07/01/07      2,000          2,058
          - SAN BERNARDINO COUNTY
            West Valley Detention Center                                6.50%   11/01/12        420            446
            SAN DIEGO REDEVELOPMENT AGENCY
            Horton Plaza Project
               Tax Allocation                                           5.80%   11/01/21      2,500          2,549
          + SAN DIEGO UNIFIED SCHOOL DISTRICT
            Election of 1998
               General Obligation, Series 2000B                         5.00%   07/01/25      3,500          3,432



See the Financial Notes, which
are integral to this information.

            ISSUER
            PROJECT                                                             MATURITY   FACE VALUE    MKT. VALUE
               TYPE OF SECURITY, SERIES                                 RATE      DATE     ($ x 1,000)   ($ x 1,000)
          + SAN FRANCISCO BAY AREA RAPID TRANSIT DISTRICT
               Sales Tax Revenue                                        5.25%   07/01/18      2,680          2,755
               Sales Tax Revenue                                        5.50%   07/01/26      1,000          1,037
               Sales Tax Revenue                                        5.50%   07/01/34      2,500          2,598
          + SAN FRANCISCO CITY & COUNTY AIRPORT COMMISSION
               International Airport Revenue, 2nd Series, Issue 11      6.20%   05/01/19      2,000          2,135
               International Airport Revenue, 2nd Series, Issue 12B     5.63%   05/01/21      2,000          2,074
               International Airport Revenue, 2nd Series, Issue 23B     5.13%   05/01/30      2,000          1,986
          - SAN FRANCISCO COMMUNITY COLLEGE DISTRICT                    5.38%   03/01/25      3,090          3,067
            SAN FRANCISCO DOWNTOWN PARKING CORP.
               Revenue                                                  6.65%   04/01/18        500            529
          + SAN FRANCISCO STATE UNIVERSITY FOUNDATION, INC.
            Auxillary Organization
               Student Housing Revenue                                  5.20%   07/01/19      1,150          1,063
     +-(10) SAN JOAQUIN COUNTY
            General Hospital Project
               Refunding                                                5.00%   09/01/20      5,065          5,021
+[TRIANGLE] SAN LUIS OBISPO COUNTY FINANCE AUTHORITY
            Lopez Dam Improvement Project
               Revenue, Series 2000A                                    5.38%   08/01/24      1,000          1,026
       +(3) SANTA ANA UNIFIED SCHOOL DISTRICT
               General Obligation                                       5.70%   08/01/29      6,000          6,327
          + SANTA CLARA COUNTY FINANCING AUTHORITY
            VMC Facility Replacement Project
               Lease Revenue, Series 1994A                              6.88%   11/15/04      2,000          2,278
               Lease Revenue, Series 1994A                              7.75%   11/15/10      1,460          1,876
          + SANTA CLARA REDEVELOPMENT AGENCY
            Bayshore North Project
               Tax Allocation Refunding                                 7.00%   07/01/10      1,500          1,782
 [TRIANGLE] SANTA MARIA JOINT UNIFIED HIGH SCHOOL DISTRICT
               General Obligation, Series 2001A                         5.25%   08/01/25      1,435          1,460
       +(4) SOUTH ORANGE COUNTY PUBLIC FINANCING AUTHORITY
               Special Tax Revenue, Series 1999A                        5.25%   08/15/18      6,095          6,268
          + SOUTH PLACER WASTEWATER AUTHORITY
               Wastewater Revenue, Series 2000A                         5.00%   11/01/20      2,210          2,206
          - TEMECULA COMMUNITY SERVICES DISTRICT
            Community Recreation Center Project
               Series 1992                                              7.13%   10/01/12      1,000          1,062
          + TRI-CITY HOSPITAL DISTRICT
               Insured Revenue Refunding, Series 1996A                  5.63%   02/15/17      1,000          1,047
            TRUCKEE PUBLIC FINANCING AUTHORITY
               Lease Revenue, Series 2000A                              5.88%   11/01/25      1,490          1,613
          + UNIVERSITY OF CALIFORNIA
            University of California Hospital Medical Center Project
               Hospital Revenue                                         5.75%   07/01/24        500            524



                                               See the Financial Notes, which
                                               are integral to this information.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND -- FINANCIALS
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS Continued

As of February 28, 2001; unaudited.



            ISSUER
            PROJECT                                                             MATURITY   FACE VALUE    MKT. VALUE
               TYPE OF SECURITY, SERIES                                 RATE      DATE     ($ x 1,000)   ($ x 1,000)
          + VALLEJO
            Water Improvement Project
               Revenue Refunding, Series 1996A                          5.70%   05/01/16      2,000          2,130

         +- WEST BASIN COUNTY MUNICIPAL WATER DISTRICT
               Revenue Refunding, Series 1997A                          5.50%   08/01/17        500            525
               Revenue Refunding, Series 1997A                          5.50%   08/01/22      1,000          1,036
                                                                                                           -------
                                                                                                           192,728

            VARIABLE RATE OBLIGATIONS  2.8%
            --------------------------------------------------------------------------------------------------------

            CALIFORNIA  2.8%

          + CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY
            Adventist Health
               Insured Hospital Revenue, Series 1998A                   1.45%   03/01/01        300            300

          + CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY
            Pacific Gas & Electric Company
               Pollution Control Revenue, Series 1996E                  6.50%   03/01/01        150            150

          + IRVINE IMPROVEMENT BOND ACT 1915
            Assessment District No. 97-17
               Special Assessment                                       1.50%   03/01/01      1,300          1,300

          + IRVINE RANCH WATER DISTRICT
               Consolidated Revenue Refunding, Series 1993A             1.65%   03/01/01      2,000          2,000
          - Capital Improvement Project                                 1.40%   03/01/01        500            500
            Districts 105, 140, 240 & 250
               General Obligation, Series 1995                          1.40%   03/01/01        700            700

         +- ORANGE COUNTY SANITATION DISTRICTS
               Series 2000A                                             1.50%   03/01/01        520            520
            Districts 1-3, 5-7 & 11
               Refunding                                                1.50%   03/01/01        100            100
                                                                                                           -------
                                                                                                             5,570



OTHER INVESTMENT COMPANIES  1.4% of investments
--------------------------------------------------------------------------------

                                                                                                         MKT. VALUE
            Security and Number of Shares                                                                ($ x 1,000)
            PROVIDENT INSTITUTIONAL FUNDS--
            CALIFORNIA MONEY FUND PORTFOLIO    2,898,633                                                     2,897



--------------------------------------------------------------------------------

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.




See the Financial Notes, which
are integral to this information.

Statement of

ASSETS AND LIABILITIES

As of February 28, 2001; unaudited. All numbers x 1,000 except NAV.


ASSETS
--------------------------------------------------------------------------------
Investments, at market value                                         $ 201,195(1)
Receivables:
     Fund shares sold                                                      132
     Interest                                                      +     2,787
                                                                   -----------
TOTAL ASSETS                                                           204,114

LIABILITIES
--------------------------------------------------------------------------------
Payables:
     Dividends to shareholders                                              55
     Investments bought                                                  9,505
     Investment adviser and administrator fees                               3
     Transfer agent and shareholder service fees                             5
Accrued expenses                                                   +        45
                                                                   -----------
TOTAL LIABILITIES                                                        9,613

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                           204,114
TOTAL LIABILITIES                                                  -     9,613
                                                                   -----------
NET ASSETS                                                             194,501

NET ASSETS BY SOURCE
Capital received from investors                                        191,038
Distributions in excess of net investment income                           (18)
Net realized capital losses                                             (4,101)
Net unrealized capital gains                                             7,582

NET ASSET VALUE (NAV)

                     SHARES
NET ASSETS     +     OUTSTANDING     =     NAV
$194,501             17,180                $11.32


(1) The fund's amortized cost for these securities was $193,613. Not counting short-term obligations, the fund paid $40,083 for securities during the report period, and received $23,895 from securities it sold or that matured. This includes $9,849 in transactions with other SchwabFunds(R).



FEDERAL TAX DATA
--------------------------------------------------------------------------------

COST BASIS OF PORTFOLIO                                                $193,613
NET UNREALIZED GAINS AND LOSSES:
Gains                                                                  $  8,278
Losses                                                               +     (696)
                                                                     ----------
                                                                       $  7,582

UNUSED CAPITAL LOSSES:
Expires 08/31 of:                                                    Loss amount
     2004                                                              $    334
     2008                                                            +        4
                                                                     ----------
                                                                       $    338

DEFERRED CAPITAL LOSSES                                                $  4,323




                                               See the Financial Notes, which
                                               are integral to this information.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND -- FINANCIALS
--------------------------------------------------------------------------------


Statement of

OPERATIONS

For September 1, 2000 through February 28, 2001; unaudited. All numbers x 1,000.



INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                $4,967

NET REALIZED GAINS
--------------------------------------------------------------------------------
Net realized gains on investments sold                                     560

NET UNREALIZED GAINS
--------------------------------------------------------------------------------
Net unrealized gains on investments                                      3,774

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                  276(1)
Transfer agent and shareholder service fees                                230(2)
Trustees' fees                                                               5(3)
Custodian and portfolio accounting fees                                     47
Professional fees                                                           14
Registration fees                                                            2
Shareholder reports                                                         23
Other expenses                                                        +      8
                                                                      --------
Total expenses                                                             605
Expense reduction                                                     -    153(4)
                                                                      --------
NET EXPENSES                                                               452

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                  4,967
NET EXPENSES                                                          -    452
                                                                      --------
NET INVESTMENT INCOME                                                    4,515
NET REALIZED GAINS                                                         560(5)
NET UNREALIZED GAINS                                                  +  3,774(5)
                                                                      --------
INCREASE IN NET ASSETS FROM OPERATIONS                                  $8,849


(1) Calculated as a percentage of average daily net assets: 0.30% of the first $500 million and 0.22% of assets beyond that.


(2) Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.


(3) For the fund's independent trustees only.


(4) This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through at least November 15, 2001, to 0.49% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.


(5) These add up to a net gain on investments of $4,334.




See the Financial Notes, which
are integral to this information.

Statements of
CHANGES IN NET ASSETS

For the current and prior report periods. All numbers x 1,000.

Figures for 9/1/00-2/28/01 are unaudited.

OPERATIONS

                                                9/1/00-2/28/01    9/1/99-8/31/00
--------------------------------------------------------------------------------
Net investment income                                 $  4,515         $  9,080
Net realized gains or losses                               560           (4,312)
Net unrealized gains                            +        3,774            7,046
                                                -------------------------------
INCREASE IN NET ASSETS
FROM OPERATIONS                                          8,849           11,814

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                  $  4,500         $  9,070

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                9/1/00-2/28/01               9/1/99-8/31/00
                           QUANTITY        VALUE        QUANTITY        VALUE
Shares sold                   2,635      $ 29,571          3,649       $ 38,642
Shares reinvested               257         2,871            545          5,755
Shares redeemed            + (1,881)      (21,172)        (6,659)       (69,941)
                           ----------------------------------------------------
NET INCREASE OR DECREASE      1,011      $ 11,270         (2,465)     ($ 25,544)


SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                9/1/00-2/28/01               9/1/99-8/31/00
                             SHARES      NET ASSETS       SHARES      NET ASSETS
Beginning of period          16,169      $178,882         18,634       $201,682
Total increase or
decrease                   +  1,011        15,619         (2,465)       (22,800)(1)
                           ----------------------------------------------------
END OF PERIOD                17,180      $194,501         16,169       $178,882 (2)


(1) Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus total distributions paid.

(2) Includes distributions that exceeded net investment income by $18 for the current period and $33 for the prior period.




                                               See the Financial Notes, which
                                               are integral to this information.

FINANCIAL NOTES
--------------------------------------------------------------------------------

FINANCIAL NOTES
Unaudited


BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB INVESTMENTS, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

THE FUNDS OFFER ONE SHARE CLASS. For these funds, shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trustees may issue as many shares as necessary.




THE TRUST AND ITS FUNDS
--------------------------------------------------------------------------------

This list shows all of the funds included in Schwab Investments. The funds discussed in this report are highlighted.

SCHWAB INVESTMENTS

Organized October 26, 1990

   Schwab 1000 Fund(R)

   Schwab Short-Term Bond Market Index Fund

   Schwab Total Bond Market Index Fund

   Schwab California Short/Intermediate Tax-Free Bond Fund

   Schwab California Long-Term Tax-Free Bond Fund

   Schwab Short/Intermediate Tax-Free Bond Fund

   Schwab Long-Term Tax-Free Bond Fund

   Schwab YieldPlus Fund(TM)



FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials. The most significant of these are described below. Other policies concerning the funds' business operations also are described here.

THE FUNDS DECLARE DIVIDENDS EVERY DAY THEY ARE OPEN FOR BUSINESS. These dividends, which are substantially equal to a fund's net investment income for that day, are paid out to shareholders once a month. The funds may make distributions from any net realized capital gains once a year.

THE FUNDS MAY BUY SECURITIES ON A DELAYED-DELIVERY BASIS. In these transactions, a fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security's value falls before settlement occurs, a fund could end up paying more for the security than its value at the time of the transaction. The funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

THE FUNDS PAY FEES FOR VARIOUS SERVICES. Through their trust, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay the independent trustees, as noted in each fund's Statement of Operations.

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING AFFILIATES. The funds may make direct transactions with certain other SchwabFunds(R) when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

THE FUNDS INTEND TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.



ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

     BONDS AND NOTES: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by an independent bond-pricing service.

     SECURITIES FOR WHICH NO QUOTED VALUE IS AVAILABLE, INCLUDING RESTRICTED
     SECURITIES: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees.

     SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY):
     valued at amortized cost.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

INCOME FROM INTEREST AND THE ACCRETION OF ORIGINAL ISSUE DISCOUNT is recorded as it accrues. If a fund bought a bond at a premium (because the market value at the time of purchase was greater than the face value), it amortizes the premium from the current date up to maturity. The fund then reduces the income it records from the bond. If the bond is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the bond's call date and call price rather than the bond's maturity date and price.

FINANCIAL NOTES

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised guide will require a fund to accrete discount on all fixed income securities as part of interest income. Adopting these accounting principles will not affect a fund's net asset value, but will change the classification of certain amounts between interest income and unre-alized gain/loss in the Statement of Operations. Each fund expects that the impact of the adoption of these principles will not be material to the financial statements.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

EXPENSES that are specific to a fund are charged directly to that fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also keeps certain assets in segregated accounts, as may be required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

HOW TO READ THIS REPORT

This report, including the financial tables, has been designed to be EASY TO READ. The next few pages provide additional information that can help you more fully understand the financial tables and why they are important to ALL FUND INVESTORS.

In this section, we take a closer look at the types of information presented in the financial tables.

Brief CALLOUTS add context to some of the most important elements in the tables, and help explain certain fund operations and accounting principles.

At the end, a GLOSSARY defines many of the financial terms that are used in this report.

HOW TO READ THIS REPORT Continued

                 [GRAPHIC OF FINANCIAL HIGHLIGHTS SAMPLE TABLE]

                            FINANCIAL HIGHLIGHTS(1)

PER-SHARE DATA ($)(2)

Income from investment operations:(3)
        Net investment income
        Net realized and unrealized gains
        Total income from investment operations

Total return (%)(4)


(1) The financial highlights summarize the fund's activities over the past five years (or since inception, if the fund doesn't yet have five years of operating history).

(2) The figures in the first part of the table are for a single share of the fund that was "outstanding," or in existence, during the periods indicated.

(3) These lines show how much the fund earned per share, and where these earnings came from: how much was from interest and dividends, and how much from capital appreciation (that is, price increases of investments the fund owned). A fund may show losses in this section if its expenses exceeded its income or its capital losses exceeded its capital gains.

(3) Some funds, such as money funds, typically receive all their earnings as interest, while some equity funds may have only appreciation, or may receive interest and dividends only occasionally.

(4) Total return shows what an investor in the fund would have earned or lost during each period indicated, assuming that all dividends and distributions were reinvested. Because the numbers in the financial highlights are for a fund's fiscal year, they will be different from calendar year numbers, except for funds whose fiscal year is the same as the calendar year.

                 [GRAPHIC OF FINANCIAL HIGHLIGHTS SAMPLE TABLE]

   *   4/5/96-12/31/96
  **   (0.42)
 (')   -
 (')   1.17
 (+)   6.67
(++)   66

                                                 Table is for illustration only.

   * In some cases, such as with funds that started partway through their planned fiscal year or have changed their fiscal year, the financial highlights may contain a "stub period" that is less than 12 months.

  ** In financial tables, parentheses around numbers are used to indicate a negative number, such as a loss, or a number that is being subtracted, such as a distribution paid by a fund to its shareholders.

 (') The figures in this part of the table disclose a fund's annual operating expenses. The expenses are shown as a percentage of a fund's average net assets, because they are paid from these assets.

 (') For some funds, the annual expenses are capped at a certain level. With these funds, there are two sets of expense figures: net expenses and the amounts of any expense reductions. The net figures reflect what the expenses actually were, after the reductions.

 (+) This shows you how much a fund netted in dividend and interest income
     (i.e., total dividends and interest minus expenses), expressed as a percentage of the fund's average net assets.

(++) The turnover rate tells you how actively a fund has traded securities. A rate of 100% would be the equivalent of replacing every security in the portfolio over the period of a year.

(++) Consistently high turnover can result in taxable distributions, which can lower after-tax performance--although this is not a concern if your investment is held in an IRA, 401(k) or other tax-deferred account.

HOW TO READ THIS REPORT Continued

The Portfolio Holdings (sometimes also called the Schedule of Investments) is a snapshot of all securities a fund held on the last day of the report period.

Symbols that may appear in the Portfolio Holdings:

(1) Top ten holding--shows a fund's ten largest positions, as measured by market value.

+ Credit-enhanced security--indicates a security that is backed by the credit of a third party (usually a large financial institution). An issuer uses credit enhancement to give its securities a higher credit rating, which means that the issuer can pay a lower interest rate. From a fund's standpoint, credit enhancements can help lower the risk of default on those securities that carry them and may also make a security more liquid.

[TRIANGLE] Delayed-delivery security--indicates a security a fund has arranged to buy but has not yet received. A fund may incur a gain or loss if the value of the security rises or falls between the time the purchase was arranged and the time the security is delivered.

[BULLET] Certificate of participation--indicates a security that offers
     "participation" in municipal lease revenues. A certificate of participation typically is associated with a facility that is leased to (and was built for) a municipal entity, and is generally considered somewhat riskier than a general obligation bond.

[RECTANGLE] Collateral for open futures contracts--indicates a security the fund has set aside in a separate account to cover possible losses that may result from a futures contract. The fund is not permitted to sell a security while it is pledged as collateral.

With most types of bonds (and other debt obligations), the interest rate is set at the time of issue and doesn't change. However, some types of obligations are structured so that the rate may be reset at certain times, typically to reflect changes in market interest rates. A fund may own some of both types of securities.

This shows a breakdown of holdings by asset type. To the right of the pie chart are figures showing the total market value of securities of each asset type, and also what a fund paid for those securities.



                                            This table is for illustration only.

   * ASSET-BACKED SECURITIES

 (-) OTHER INVESTMENT COMPANIES

 **  Face Value & Mat Value

     For all bonds, the report shows the issuer, the rate the security pays and the maturity date. The maturity date is the date when the bond is retired and the issuer returns the money borrowed ("principal" or "face value") to the bondholder.

(-) Most equity and bond funds keep at least a small percentage of assets in high quality, liquid investments, in order to manage their cash flow needs.

     In this example, the investment shown is one that seeks to maintain a stable $1.00 share price, so the number of shares is typically the same as the market value (allowing for rounding in the value column).

 ** During its lifetime, a bond may trade at a premium or a discount to its face value, depending on interest rate trends and other factors. When a bond begins to approach maturity, its market value typically moves closer to its face value.

  * In some cases, securities are organized into sub-groups. For each sub-group, there are figures showing the percentage of investments represented and the total market value of the securities in the subgroup. Note that for all dollar values, you need to add three zeroes after each number to get the approximate value.


                  [GRAPHIC OF PORTFOLIO HOLDINGS SAMPLE TABLE]

                                                 Table is for illustration only.

HOW TO READ THIS REPORT Continued

   * The Statement of Assets and Liabilities is a snapshot of a fund's balance sheet on the last day of the report period.

 ( ) At any given time, a fund is likely to be owed money from various sources that it has not yet received, and to owe money it hasn't yet paid.

(++) This section gathers the totals from the first two sections in order to compute net assets.

(-X) This section shows where the assets described above came from. "Capital received from investors" is money a fund received from investors buying its shares during the report period, and is a net figure (meaning that money the fund remitted to investors who redeemed their shares has already been subtracted from it).

                [GRAPHIC OF ASSETS AND LIABILITIES SAMPLE TABLE]

                                                Table is for illustrations only.

  ** As with the Portfolio Holdings, the figures in these statements need to be multiplied by 1,000. This includes the figures in the notes.

 (+) The collateral is simultaneously counted as an asset (because the fund held it as of the report date) and as a liability (because it is owned by the institutions that provided it as collateral).

(XX) A fund may treat capital losses that are realized after October 31 of a given year as occurring at the beginning of the following fiscal year. This can help avoid certain unintentional tax consequences created by the required timing of dividend payments relative to the fund's fiscal year end.

(+X) Although a mutual fund doesn't expect to pay federal income tax, it does have to file a return with the IRS. In some cases, the requirements of tax accounting differ from the requirements of the accounting practices used in keeping a fund's books, so the figures in this box may differ from those shown elsewhere in the financials. These differences may require that some values be reclassified in the financials, but this does not affect a fund's NAV. The Statement of Operations tells you how much money a fund earned and spent over the course of the report period, and how much it gained and lost on its investments.

                   [GRAPHIC OF FEDERAL TAX DATA SAMPLE TABLE]

                                                 Table is for illustration only.

   *    Assets and Liabilities

  **    As of August 31, 2000

 ( )    Receivables

 ( )    Payables

 (+)    Collateral held for securities on loan

(++)    Net Assets

(+X)    Federal Tax Data

(-X)    Net Assets by Source

(XX)    Deferred capital losses

               [GRAPHIC OF STATEMENT OF OPERATIONS SAMPLE TABLE]

   * STATEMENT OF OPERATIONS

  ** NET REALIZED GAINS

 *** NET UNREALIZED LOSSES

**** Custodian and Portfolio Accounting Fees

   # Investment adviser and administrator fees

  ## Transfer agent and shareholder service fees Trustees' fees

 ### INCREASE IN NET ASSETS FROM OPERATIONS

                                                 Table is for illustration only.


*The Statement of Operations tells you how much money a fund earned and spent over the course of the report period, and how much it gained and lost on its investments.


**These are the capital gains or losses resulting from securities a fund sold during the report period.

***These represent the change in unrealized gains or losses over the report period.

****To safeguard the interests of shareholders, mutual funds must keep their portfolio securities in accounts at a financial institution, whose tasks include maintaining records of a fund's holdings.

#Covers most activities related to managing a fund's portfolio.

##Covers most activities associated with shareholders, including processing transactions in fund shares and providing services such as account statements and information.

###This section gathers the totals from the first four sections in order to compute the net earnings or losses that resulted from a fund's operations during the report period. These figures also appear, in summary form, on the Statements of Changes in Net Assets.

HOW TO READ THIS REPORT Continued

 *   STATEMENTS OF CHANGES IN NET ASSETS

**   TRANSACTIONS IN FUND SHARES

***  SHARES OUTSTANDING AND NET ASSETS

#    Current report period figures

##   Previous report period figures

 * The Statements of Changes in Net Assets compare a fund's performance during the current report period with its performance from the previous report period.

     Keep in mind that if the current report is a semiannual report, its figures are only for six months, whereas the figures for the previous period are generally for a full year.

** From this section, you can see how the size of a fund was affected by investors buying and selling shares (as opposed to changes due to fund performance, shown above in "Operations").

     The information shows how many shares the fund sold to investors, how many shares the fund issued in connection with investors who reinvested their dividends or distributions, and how many shares the fund redeemed (bought back from investors).

     In funds with more than one share class, these figures are reported by class.


*** For mutual funds, the number of "shares outstanding" is the number of shares in existence.

#    These are the figures for the current report period.

##   These are the figures for the previous report period.


                [GRAPHIC OF STATEMENTS OF CHANGES IN NET ASSETS]

                                                 Table is for illustration only.

GLOSSARY

12-MONTH YIELD Also known as distribution yield. 12-month yield is computed by summing the trailing 12-month's income distributions and dividing the sum by the last month's ending NAV, plus any capital gains distributed over the same period. Income refers only to interest payments from fixed-income securities and dividend payoffs from common stocks.

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ALTERNATIVE MINIMUM TAX (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

ASSET-BACKED SECURITY A bond or other debt security that represents ownership in a pool of debt obligations such as credit card debt.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

AVERAGE RATE The average rate of interest paid annually by the fixed income securities in a fund or portfolio.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

CALL An early repayment of a bond's principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.

CALL PROTECTION A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

COUPON, COUPON RATE The annual rate of interest paid until maturity by the issuer of a debt security.

CREDIT QUALITY The capacity of an issuer to make its interest and principal payments. See sidebar.


CREDIT RATINGS


Most major bond issuers arrange with a recognized independent rating organization, such as Standard & Poor's (S&P) or Moody's Investors Service, to rate the creditworthiness of their bonds. The spectrum of these ratings is divided into two major categories: investment grade and below investment grade (sometimes called "junk bonds"). Bonds rated below investment grade range from those that are considered to have some vulnerability to default to those that appear on the brink of default or are in default.

INVESTMENT GRADE BONDS

                                          CREDIT                  CAPACITY TO
                                          QUALITY                 MAKE PAYMENTS
                                          AAA                     Strongest

                                           AA

                                            A

                                          BBB                     Adequate


BELOW INVESTMENT GRADE BONDS
                                           BB                     Somewhat
                                                                  speculative

                                            B

                                          CCC

                                           CC

                                            C                     Highly
                                                                  speculative

                                            D                     In default

GLOSSARY Continued

CREDIT RISK The risk that a bond issuer may be unable to pay interest or principal to its bondholders.

DISCOUNT RATE The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.

DIVIDEND Money from earnings that is distributed to shareholders as a given amount per share.

DURATION A measure of a bond investment's sensitivity to interest rates. Calculations of duration take into account the investment's yield, interest payments, maturity date and call features. Like maturity, duration is expressed in years, but typically is more accurate than maturity in determining the effect of interest rate movements on a bond investment's price.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

GENERAL OBLIGATION BOND A municipal bond that is secured by the issuer's full faith and credit, which typically is backed by the power of the issuer to levy taxes.

INTEREST Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.

INTEREST RATE RISK The risk that a bond's value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.

MARKET RISK Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as "systematic risk."

MATURITY The date a bond is scheduled to be "retired" and its principal amount returned to the bondholder.

MORTGAGE-BACKED SECURITY A bond or other debt security that represents ownership in a pool of mortgage loans.

MUNI, MUNICIPAL BOND, MUNICIPAL SECURITY A bond or other debt security that is issued by a municipality, or is issued by a third party on behalf of a municipality or under its aegis. Municipal bonds are issued to fund civic projects, such as building or improving roads, bridges, schools and other facilities. The interest paid by munis typically is free from regular federal income tax; for taxpayers in a given state who buy bonds issued in their state, the interest may also be free from state and local income taxes. Interest from some munis is subject to the AMT.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES When speaking of a company or mutual fund, indicates all shares currently held by investors.

PREPAYMENT RISK The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.

REVENUE BOND A municipal bond that is issued to finance public works and is secured by revenue from a public works project (such as a highway or stadium) rather than the full faith and credit of the issuer.

TAXABLE-EQUIVALENT YIELD The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (6.0% - [.25 x 6%] = 4.5%).

TOTAL RETURN The overall performance of an investment over a given period, including any expenses, any income or distributions paid out and any capital gain or loss (increases or decreases in portfolio value).

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

WEIGHTED AVERAGE MATURITY For mutual funds, the maturity of all the bonds in its portfolio, calculated as a weighted average. As a rule, the longer a fund's weighted average maturity, the greater its interest rate risk.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

YIELD TO MATURITY The annualized rate of return a bond-holder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond's current price and its principal amount, or face value.

CONTACT SCHWAB

The SchwabFunds Family(R) includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 800-435-4000 for a free prospectus and brochure for any of these SchwabFunds(R).

This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS

The information outlines how Schwab brokerage account investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET*
www.schwab.com

SCHWAB BY PHONE(TM)

Use our automated voice service or speak to a representative. Call 1-800-435-4000, day or night (for TDD service, call 1-800-345-2550).

TELEBROKER(R)

Automated touch-tone phone service at 1-800-272-4922

MAIL

Write to SchwabFunds at:
P.O. Box 7575
San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

THE SCHWABFUNDS FAMILY

EQUITY INDEX FUNDS

Schwab S&P 500 Fund
Schwab 1000 Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(TM)
Schwab International Index Fund(R)

QUANTITATIVE/SECTOR FUNDS

Schwab Analytics Fund(R)
Schwab Focus Funds
      Communications Focus Fund
      Financial Services Focus Fund
      Health Care Focus Fund
      Technology Focus Fund

ASSET ALLOCATION FUNDS

Schwab MarketTrack Portfolios(R)
      All Equity Portfolio
      Growth Portfolio
      Balanced Portfolio
      Conservative Portfolio

Schwab MarketManager Portfolios(R)
      Growth Portfolio
      Balanced Portfolio
      Small Cap Portfolio
      International Portfolio

BOND FUNDS

Schwab Short-Term Bond Market Index Fund
Schwab Total Bond Market Index Fund
Schwab YieldPlus Fund(TM)
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund

SCHWAB MONEY FUNDS

Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity.(1) Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments.

(1) Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

  *  Shares of Sweep Investments(R) may not be purchased over the Internet.

[CHARLES SCHWAB LOGO]


INVESTMENT ADVISER

Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
Charles Schwab & Co., Inc.
PO Box 7575, San Francisco, CA 94120-7575


This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C)2001 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper. REG 13481-03